Exhibit 10.16

EXECUTION COPY

PLEDGE AND SECURITY AGREEMENT AND IRREVOCABLE PROXY

dated as of

June 1, 2009

among

RFC ASSET HOLDINGS II, LLC,

PASSIVE ASSET TRANSACTIONS, LLC

RESIDENTIAL CAPITAL, LLC

RESIDENTIAL FUNDING COMPANY, LLC

GMAC MORTGAGE, LLC

and certain of their Affiliates from time to time parties hereto,

as Grantors,

and

GMAC LLC,

as a Secured Party

-i-	Fourth Security Agreement

PLEDGE AND SECURITY AGREEMENT AND IRREVOCABLE PROXY

THIS PLEDGE AND SECURITY AGREEMENT AND IRREVOCABLE PROXY (this “Agreement”) dated as of June 1, 2009, is among RFC Asset Holdings II, LLC, a Delaware limited liability company (“RAHI”), and Passive Asset Transactions, LLC, a Delaware limited liability company (“PATI”); Residential Capital, LLC, a Delaware limited liability company (“ResCap”), Residential Funding Company, LLC, a Delaware limited liability company (“RFC”), and GMAC Mortgage, LLC, a Delaware limited liability company (“GMAC Mortgage”); and each other Person that agrees to become a “Grantor” by executing and delivering a Joinder Agreement pursuant to Section 14 (RAHI, PATI, ResCap, RFC, GMAC Mortgage and each such other Person, together with any successors and assigns, is herein a “Grantor” and collectively, the “Grantors”); GMAC LLC, a Delaware limited liability company (together with its successors and assigns, “GMAC” or “Secured Party”).

W I T N E S S E T H:

WHEREAS, GMAC has extended, and may from time to time extend, credit to the Grantors, and it is a condition precedent to further extension of credit that the Grantors execute and deliver this Agreement;

WHEREAS, each Grantor has duly authorized the execution, delivery and performance of this Agreement; and

WHEREAS, it is in the best interests of each Grantor to execute this Agreement inasmuch as each Grantor will derive substantial direct and indirect benefits from the extensions of credit made from time to time to the Grantors;

NOW, THEREFORE, for and in consideration of any loan, advance or other financial accommodation heretofore or hereafter made to the Grantors, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Definitions. When used herein and unless the context otherwise requires, (a) capitalized terms which are not otherwise defined herein have the meanings assigned to such terms in Schedule 1.01 to the Credit Agreement; (b) unless otherwise defined herein, the capitalized terms Account, Account Debtor, Certificated Security, Chattel Paper, Commercial Tort Claims, Deposit Account, Document, Electronic Chattel Paper, Equipment, Financial Assets, Fixture, Goods, Instrument, Inventory, Investment Property, Letter of Credit, Letter-of-Credit Rights, Money, Payment Intangibles, Proceeds, Security, Security Entitlement, Securities Account, Supporting Obligations and Uncertificated Security have the respective meanings assigned thereto in Article 8 or Article 9 of the UCC (as defined below); (c) the provisions of clauses (c) through (g) of Section 1.01 of the Credit Agreement are hereby incorporated herein in their entirety; (d) all references herein to Articles, Sections, Exhibits and Schedules herein shall refer to Articles and Sections of, and Exhibits and Schedules to, this Agreement as the same may be amended, supplemented, restated or otherwise modified from time to time; and (d) the following terms have the following meanings (such definitions to be applicable to both the singular and plural forms of such terms):

Additional Collateral has the meaning ascribed to such term in the MSR Loan Agreement.

Fourth Security Agreement

Advance has the meaning ascribed to such term in the MSR Loan Agreement.

Ancillary Income has the meaning ascribed to such term in the MSR Loan Agreement.

Account Collateral means Deposit Accounts, Securities Accounts and other Collateral described in clauses (f) and (g) of the first sentence of Section 2 hereof.

Bailment Collateral means any Collateral that has been physically delivered to a Collateral Holder or an agent, custodian, designee or bailee of the Secured Party pursuant to any Specified Document, and for which the physical possession of such Collateral by the Secured Party (or its agent, custodian, designee or bailee) acts to perfect or grant control over such Collateral to the Secured Party for purposes of the UCC.

Collateral means, with respect to any Grantor, all property and rights of such Grantor in which a security interest is granted pursuant to the provisions of this Agreement, including without limitation Section 2.

Collateral Holder has the meaning ascribed to such term in the Credit Agreement.

Contribution Agreement means, as the case may be, (a) that certain Contribution Agreement dated as of November 20, 2008, among ResCap, GMAC Residential Holding Company, LLC, GMAC Mortgage, and PATI; or (b) that certain Contribution Agreement dated as of November 20, 2008, among RAHI, PATI, RAHI A, LLC and PATI A, LLC, in each case as the same may be amended, supplemented, restated or otherwise modified from time to time; and Contribution Agreements means both of them.

Credit Agent means GMAC LLC, in its capacity as agent for the “Lender Parties” under and as defined in the Credit Agreement.

Credit Agreement means the Credit Agreement, dated as of June 1, 2009, among the Grantors, GMAC LLC, as Initial Lender, as Credit Agent and as Omnibus Agent and the financial institutions and other Persons that are or may from time to time become parties thereto as Lenders, as the same may be amended, supplemented, restated or otherwise modified from time to time; provided that if such agreement shall cease to be in effect, references herein to such agreement shall be references to such agreement as in effect immediately prior to such termination.

Credit Documents means the Credit Agreement, the notes issued thereunder by RAHI and PATI as borrowers, this Agreement, and all notices, certificates, financing statements, agreements and other documents to be executed and delivered by RAHI, PATI, ResCap, RFC or GMAC Mortgage pursuant to the foregoing or otherwise in connection with the Credit Agreement or the extension of financing contemplated thereunder.

Custodial File means with respect to any Mortgage Loan, a file pertaining to such Mortgage Loan being held by the Custodian that contains the mortgage documents pertaining to such Mortgage Loan.

2	Fourth Security Agreement

Custodian means any financial institution that holds documents for any of the Mortgage Loans on behalf of the Investor related thereto.

Default means (i) any Event of Default or (ii) any event that, with the giving of notice or lapse of time, or both, would become an Event of Default.

Derivative Agreement means (a) each agreement identified on Schedule X hereto and (b) each additional agreement between GMAC IM and any ResCap Counterparty that governs one or more Derivative Transactions entered into by GMAC IM and such ResCap Counterparty, which agreement shall consist of (i) a “Master Agreement” in a form published by the International Swaps and Derivatives Association, Inc., together with a “Schedule” thereto, each “Confirmation” thereunder confirming the specific terms of each such Derivative Transaction and each “Credit Support Annex” related to such Derivative Transaction or (ii) a “Master Securities Forward Transaction Agreement,” together with any applicable “Annexes” thereto and each “Confirmation” thereunder confirming the specific terms of such Derivative Transaction, as each is amended, supplemented, restated or otherwise modified from time to time.

Derivative Collateral means (a) any cash or other property posted or required to be posted as collateral by any ResCap Counterparty to GMAC IM pursuant to the terms of any Derivative Document, (b) all right, title and interest of each ResCap Counterparty in, to and under any Derivative Document, (c) all books, records, writings, data bases, information and other property relating to any Derivative Collateral and (d) all Proceeds, products, offspring, rents, issues, profits and returns of and from, and all distributions on any of the foregoing.

Derivative Documents has the meaning ascribed to such term in the Credit Agreement and shall include, without limitation, the Derivative Agreements and the Master Netting Agreement.

Derivative Transaction means each interest rate swap, interest rate cap, currency swap, securities forward, “TBA” or other similar transaction between GMAC IM and one or more ResCap Counterparties that is entered into pursuant to and governed by a Derivative Agreement.

Distributions means all dividends of stock, membership interests or other ownership interests, liquidating dividends, shares of stock resulting from (or in connection with the exercise of) stock splits, reclassifications, warrants, options, non-cash dividends, mergers, consolidations, and all other distributions (whether similar or dissimilar to the foregoing) on or with respect to any Pledged Share, Pledged Interest or other shares of capital stock, member interest or other ownership interests or security entitlements in each case constituting Collateral, but shall not include Dividends.

Dividends means cash dividends and cash distributions with respect to any Pledged Share or any Pledged Interest made in the ordinary course of business and not as a liquidating dividend.

Event of Default means (i) an “Event of Default” or “Termination Event” shall have occurred under any Derivative Agreement (as such terms are defined in the applicable Derivative Agreement), (ii) a “Default” shall have occurred under the Master Netting Agreement (as such term is defined in the Master Netting Agreement), (iii) an “Event of Default” shall have occurred under any Facility Document (as such term is defined in the Loan Agreement), (iv) an “Event of Default” shall have occurred under any MSR Document (as such term is defined in the MSR Loan Agreement) (v) an “Event of Default” shall have occurred under any Facility Document (as such term is defined in the Credit Agreement) , or (vi) the failure of a Grantor to pay or perform any obligation owed by it to GMAC, subject to any applicable grace period specified in the documents giving rise to such obligation.

3	Fourth Security Agreement

Excluded Collateral means all right, title and interest of either RFC or GMAC Mortgage, whether now owned or hereafter acquired, in, to and under its rights to reimbursement (a) for all Advances made under the Servicing Contracts and (b) all monies due or to become due and all amounts received or receivable with respect thereto and all proceeds (including “proceeds” as defined in the Uniform Commercial Code in effect in all relevant jurisdictions), together with all rights of RFC or GMAC Mortgage, as applicable, to enforce such rights to reimbursement.

Excluded Obligations means (i) the obligations of the Grantors to GMAC under the Senior Debt Facility Documents, the Second Priority Indenture Documents and the Third Priority Indenture Documents, and (ii) obligations of a Grantor to the extent (and only to the extent) the security interests arising under this Agreement would not be “Permitted Liens” under and as defined in the Second Priority Indenture Documents and the Third Priority Indenture Documents.

First Savings Warehouse Agreement has the meaning ascribed to such term in the Loan Agreement.

First Savings Warehouse Facility Documents means the First Savings Warehouse Agreement, the First Savings Warehouse Note and all other agreements, contracts, documents and instruments evidencing or relating to the First Savings Warehouse Note or the First Savings Warehouse Agreement.

First Savings Warehouse Note means that Promissory Note, dated as of April 1, 2005 and issued by First Savings Mortgage Corporation in favor of RFC, as the same may be amended, supplemented, restated or otherwise modified from time to time, and including any notes given in substitution or replacement therefor.

Flume No. 8 Administration Agreement means the Administration Agreement among the Flume No. 8 SPE, ResCap, GMAC-RFC Limited and the Flume No. 8 Security Trustee dated as of November 14, 2008, as the same may be amended, supplemented, restated or otherwise modified from time to time.

Flume No. 8 Bank Agreement means the Bank Agreement among the Flume No. 8 SPE, GMAC-RFC Limited, Barclays Bank PLC and the Flume No. 8 Security Trustee dated as of November 14, 2008, as the same may be amended, supplemented, restated or otherwise modified from time to time, and together with any successor agreement and any other agreement governing deposit accounts held in the name of the Flume No. 8 SPE.

Flume No. 8 Deed of Assignment means the Deed of Assignment, dated as of November 21, 2008, between PATI and the Lender Agent, as the same may be amended, supplemented, restated or otherwise modified from time to time.

4	Fourth Security Agreement

Flume No. 8 Deed of Charge and Assignment means the Deed of Charge and Assignment, dated as of November 14, 2008, between the Flume No. 8 SPE, the Flume No. 8 Security Trustee, ResCap, GMAC-RFC Limited, Barclays Bank PLC and SFM Corporate Services Limited.

Flume No. 8 Facility Documents means the Flume No. 8 Notes, the Flume No. 8 Security Documents and all other agreements, contracts, documents and instruments evidencing or relating to the Flume No. 8 Notes or the Flume No. 8 Security Documents.

Flume No. 8 GIC Agreement means the Guaranteed Investment Contract among the Flume No. 8 SPE, GMAC-RFC Limited, Barclays Bank PLC and the Flume No. 8 Security Trustee dated as of November 14, 2008, as the same may be amended, supplemented, restated or otherwise modified from time to time, and together with any successor agreement and any other agreement governing investments of the Flume No. 8 SPE which is not a Flume No. 8 Bank Agreement.

Flume No. 8 Initial Note means that certain Secured Zero Coupon Discount Note of Flume (No. 8) Limited dated as of November 14, 2008, constituted by and issued pursuant to the Flume No. 8 Note Issuance Facility Deed.

Flume No. 8 Loan Sale and Purchase Agreement means the loan sale and purchase agreement dated as of November 14, 2008 between the Flume No. 8 SPE, the Flume No. 8 Seller and the Flume No. 8 Security Trustee, as the same may be amended, supplemented, restated or otherwise modified from time to time.

Flume No. 8 Note means the Flume No. 8 Initial Note or any other note issued from time to time under and in accordance with the Flume No. 8 Note Issuance Facility Deed, as the same may be amended, supplemented, restated or otherwise modified from time to time, and including any notes given in substitution or replacement therefor; and Flume No. 8 Notes means, collectively, all of them.

Flume No. 8 Note Issuance Facility Deed means the note issuance facility deed dated as of November 14, 2008 between Flume No. 8 SPE, ResCap and the Flume No. 8 Security Trustee, as the same may be amended, supplemented, restated or otherwise modified from time to time.

Flume No. 8 Related Security means all collateral securing obligations of the Flume No. 8 SPE under the Flume No. 8 Notes and Flume No. 8 Facility Documents.

Flume No. 8 Security Documents means the Flume No. 8 Notes, the Flume No. 8 Loan Sale and Purchase Agreement, the Flume No. 8 Note Issuance Facility Deed, the Flume No. 8 Administration Agreement, the Flume No. 8 Bank Agreement, the Flume No. 8 GIC Agreement, the Flume No. 8 Deed of Assignment, the Flume No. 8 Deed of Charge and Assignment, and each and every other document, agreement and deed entered into by ResCap, its Subsidiary and/or the Flume No. 8 Security Trustee in connection with the purchase of certain residential mortgage loans, the issuance of the Flume No. 8 Notes and creation of security in respect of the Flume No. 8 Notes in favor of the Flume No. 8 Security Trustee, in each case, by the Flume No. 8 SPE, as all of the foregoing may be amended, supplemented, restated or otherwise modified from time to time, and in each case if and to the extent any of the foregoing evidence or relate to the Flume No. 8 Notes.

5	Fourth Security Agreement

Flume No. 8 Security Trustee means Deutsche Trustee Company Limited (in its capacity as security trustee in respect of the Flume No. 8 Notes).

Flume No. 8 Seller means GMAC-RFC Limited.

Flume No. 8 SPE means Flume (No. 8) Limited.

Funding Date shall have the meaning ascribed to such term in the MSR Loan Agreement.

General Intangibles means, with respect to any Grantor, all of such Grantor’s “general intangibles” as defined in the UCC and, in any event, includes (without limitation) all of such Grantor’s licenses, franchises, tax refund claims, guarantee claims, security interests and rights to indemnification.

GMAC IM means GMAC Investment Management LLC.

Grantor is defined in the preamble.

GX Addition Date means that certain date specified in the Collateral Addition Designation Notice pursuant to which the GX II Note is approved as Approved Additional Collateral.

GX II Administration Agreement means that certain administration agreement dated as of the GX Addition Date, entered into by and between GX CE Funding II B.V., Stichting Security Trustee GX CE Funding II and GMAC-RFC Investments B.V., as the same may be amended, supplemented, restated or otherwise modified from time to time.

GX II Guaranteed Investment Contract means that certain guaranteed investment contract dated as of the GX Addition Date, entered into by and between GX CE Funding II B.V., Stichting Security Trustee GX CE Funding II and ABN AMRO Bank N.V., as the same may be amended, supplemented, restated or otherwise modified from time to time.

GX II Initial Note means that certain note of GX CE Funding II B.V. dated as of the GX Addition Date, constituted by and issued pursuant to the GX II VFLN Agreement, as the same may be amended, supplemented, restated or otherwise modified from time to time.

GX II Note means the GX II Initial Note or any other note issued from time to time under and in accordance with the GX II VFLN Agreement, as the same may be amended, supplemented, restated or otherwise modified from time to time, and including any notes given in substitution or replacement therefor; and GX II Notes means, collectively, all of them.

GX II SPE means GX CE Funding II B.V.

GX II Security Documents means the GX II Administration Agreement, the GX II Guaranteed Investment Contract, the GX II Trust Deed, GX II VFLN Agreement, the GX II Note and each other document, agreement and deed entered into by ResCap, its Subsidiary and/or the Stichting Security Trustee GX CE Funding II in connection with the purchase of certain residential mortgage loans, the issuance of the GX II Notes and creation of security in respect of the GX II Notes in favor of the Stichting Security Trustee GX CE Funding II, in each case, by the GX II SPE, as all of the foregoing may be amended, supplemented, restated or otherwise modified from time to time, and in each case if and to the extent any of the foregoing evidence or relate to the GX II Notes.

6	Fourth Security Agreement

GX II Trust Deed means that certain trust deed dated as of the GX Addition Date, entered into by and between GX CE Funding II B.V., Stichting GX CE Funding Holding and the Stichting Security Trustee GX CE Funding II in relation to the GX II VFLN Agreement, as the same may be amended, supplemented, restated or otherwise modified from time to time.

GX II VFLN Agreement means that certain variable funding loan note agreement dated as of the GX Addition Date and entered into by and between ResCap, GX CE Funding II B.V., Stichting Security Trustee GX CE Funding II, GMAC-RFC Investments B.V. and GMAC RFC Nederland B.V., as the same may be amended, supplemented, restated or otherwise modified from time to time.

GX II VFLN Receivables means any and all rights and claims (vorderingsrechten) (including but not limited to a right of recourse (regres) or subrogation (subrogatie)) whether present or future, whether actual or contingent, of Residential Capital, LLC under or in connection with (i) the GX II VFLN Agreement, (ii) each GX II Note and (iii) the GX II VFLN Trust Deed.

Investor means the trust owning mortgage loans that have been securitized or Persons who have purchased whole loans in servicing retained form.

Lender Agent means GMAC LLC, in its capacity as Lender Agent for the lender parties under the Loan Agreement.

Lender Parties shall have the meaning ascribed to such term in the Credit Agreement.

Loan Agreement means that certain Loan Agreement, dated as of November 20, 2008, as amended, supplemented, restated or otherwise modified from time to time, among RAHI and PATI, as borrowers, ResCap, RFC, and GMAC Mortgage, as guarantors, and GMAC LLC, as Lender Agent and initial lender, and certain other financial institutions and Persons from time to time party thereto as lenders.

Mortgage means a mortgage, mortgage deed, deed of trust, or other instrument creating a first lien on or first priority security interest in an estate in fee simple in real property securing a Mortgage Note including any riders, assumption agreements or modifications relating thereto.

Mortgage File means, with respect to any Mortgage Loan, a file or files pertaining to such Mortgage Loan that contains the mortgage documents pertaining to such Mortgage Loan and any additional mortgage documents pertaining to such Mortgage Loan required by GMAC LLC, as lender under the MSR Loan Agreement.

Mortgage Loan means any mortgage loan or installment sales contract or similar asset serviced by either RFC or GMAC Mortgage pursuant to a Servicing Contract.

Mortgage Note means any note or other evidence of indebtedness of a Mortgagor secured by a Mortgage pertaining to a Mortgage Loan.

7	Fourth Security Agreement

Mortgagor means the obligor on a Mortgage Note.

MSR Collateral means (i) the Servicing Rights whether or not yet accrued, earned, due or payable as well as all other present and future rights and interests of RFC or GMAC Mortgage, as applicable, in such Servicing Rights, (ii) the Collection Accounts (as such term is defined in the MSR Loan Agreement), (iii) the Servicing Contracts and all rights and claims thereunder, (iv) all books and records, including computer disks and other records, related to the foregoing (but excluding computer programs), (v) any Additional Collateral pledged from time to time pursuant to Section 2.08(b) of the MSR Loan Agreement, and (vi) all monies due or to become due with respect to the foregoing and all Proceeds of the foregoing, but with respect to (i)-(v) above specifically excluding the Excluded Collateral.

MSR Documents means (a) the MSR Loan Agreement, (b) the “Notes,” the “Guarantee,” the “Account Control Agreements,” and the “Servicing Contracts” (each as defined in the MSR Loan Agreement) and (c) all notices, certificates, financing statements and other documents to be executed and delivered by RFC, GMAC Mortgage or ResCap in connection with the transactions contemplated by the MSR Loan Agreement.

MSR Loan Agreement means that certain Loan and Security Agreement, dated as of April 18, 2008, among RFC and GMAC Mortgage, as borrowers, and GMAC LLC, as lender (as the same may be amended, supplemented, restated or otherwise modified from time to time.

Non-Tangible Collateral means, with respect to any Grantor, collectively, such portion of such Grantor’s Collateral that constitutes Accounts, Chattel Paper, Deposit Accounts, Documents, General Intangibles, Payment Intangibles, Investment Property, Letter-of-Credit Rights, Letters of Credit and Supporting Obligations.

November Collateral means the Collateral described in clauses (a) through (k) of Section 2 hereof.

November Documents means (a) the Loan Agreement, the Notes, the November Security Agreement, the Account Control Agreements, the GSAP Indenture Transaction Documents, the Flume No. 8 Security Documents and the GX II Security Documents, (b) the Custody Agreements, (c) any document designated as a “Security Document” in any Collateral Addition Designation Notice, (d) all of the security agreements, pledges, collateral assignments, mortgages, deeds of trust, trust deeds or other instruments evidencing or creating or purporting to create any security interests in favor of the Lender Agent for its benefit and for the benefit of the Lender Parties as defined in the Loan Agreement, (e) the Contribution Agreements and (f) all notices, certificates, financing statements, agreements and other documents to be executed and delivered by RAHI, PATI, ResCap, RFC or GMAC Mortgage pursuant to the foregoing or otherwise in connection with the Loan Agreement or the extension of financing by the lenders contemplated thereunder.

November Security Agreement means the Pledge and Security Agreement and Irrevocable Proxy, dated as of November 20, 2008, by and among RAHI, PATI, ResCap, RFC and GMAC Mortgage, as grantors, and GMAC LLC, as Lender Agent, as the same has been amended, restated or otherwise modified through the date hereof.

8	Fourth Security Agreement

Obligations means obligations, indebtedness, fees, expenses (including, without limitation, attorneys’ fees and expenses) and liabilities of any Grantor to GMAC, now existing or hereafter arising, whether monetary or otherwise, matured or unmatured, direct, indirect, related, unrelated, fixed, contingent, liquidated, unliquidated, joint, several, or joint and several, and any interest accruing thereon (including any interest that accrues after the commencement of any proceeding by or against any Grantor or any other Person under any bankruptcy, insolvency, liquidation, moratorium, receivership, reorganization or other debtor relief law) and all attorneys’ fees and other expenses incurred in the collection or enforcement thereof; provided that “Obligations” shall not include the Excluded Obligations.

Omnibus Agent means GMAC LLC acting as Omnibus Agent under the Omnibus Security Agreement.

Omnibus Security Agreement means the Omnibus Pledge and Security Agreement dated as of March 18, 2009 among the RAHI, PATI, RFC, ResCap, GMAC Mortgage, GMAC IM and GMAC LLC as Omnibus Agent, Lender Agent, lender under the MSR Loan Agreement and as a secured party, as the same may be amended, supplemented, restated or otherwise modified from time to time.

Permitted Liens means (a) Liens arising under this Agreement or the other Security Documents, (b) with respect to all “Collateral” as defined in the November Security Agreement, any Liens permitted under the Loan Agreement, (c) with respect to all Derivative Collateral, any Liens permitted under the Derivative Documents, (d) with respect to all “Collateral” as defined in the MSR Loan Agreement, any Liens permitted under the MSR Loan Agreement and (e) with respect to all “Collateral” as defined in the Credit Agreement, any Liens permitted under the Credit Agreement.

Pledged Interest Issuer means each Person identified in Exhibit D of Schedule IV hereto as a Pledged Interest Issuer.

Pledged Interests means (a) all member interests, general or limited partnership interests or other ownership interests of any Pledged Interest Issuer described in Exhibit D of Schedule IV hereto; and (b) all assets, rights or property related to the foregoing (including, without limitation, all registrations, certificates, articles or agreements governing or representing any such interests; all options and other rights, contractual or otherwise, related to such interests (including all rights to vote and participate in the management of the Pledged Interest Issuer); and all Distributions, Dividends and other Property now or hereafter received, receivable or otherwise distributed in respect of or in exchange for any or all of such interests, in each case if and to the extent any of the foregoing evidence or relate to the items described in clause (a) hereof).

Pledged Mortgage Loan means any mortgage loan (a) which is identified in a Mortgage Schedule delivered by the Grantors to the Secured Party, (b) the Carrying Value of which is included in the calculation of the Borrowing Base included in a Borrowing Base Report or a Monthly Collateral Report or (c) which is indicated in an Grantor’s books and records as having been pledged to the Secured Party.

9	Fourth Security Agreement

Pledged Note Issuer means each Person identified in Exhibit C of Schedule IV hereto as the issuer of the Pledged Note identified opposite the name of such Person.

Pledged Note Lien means any and all liens or security interests securing the obligation of a Pledged Note Issuer evidenced by the applicable Pledged Note, and all collateral subject to such liens and security interests.

Pledged Notes means (a) all of the promissory notes described in Exhibit C of Schedule IV hereto, as such promissory notes are amended, restated, modified or supplemented from time to time, and any promissory note taken in extension or renewal thereof or substitution therefor; and (b) all assets, rights or property related thereto (including, without limitation, all instruments or agreements governing or representing all or any of such notes; all rights, contractual or otherwise, at any time existing with respect to such notes; and all Distributions, Dividends and other Property now or hereafter received, receivable or otherwise distributed in respect of or in exchange for any or all of such notes, in each case if and to the extent any of the foregoing evidence or relate to the items described in clause (a) hereof).

Pledged Property means all Pledged Interests, all Pledged Notes, all Pledged Shares, all other securities, all assignments of any amounts due or to become due, all other instruments which are now being or have previously been delivered by any Grantor to the Secured Party or an agent, custodian, designee or bailee of the Secured Party pursuant to any Specified Document, or may from time to time hereafter be delivered by any Grantor to the Secured Party or an agent, custodian, designee or bailee of the Secured Party pursuant to any Specified Document, for the purpose of pledge under this Agreement, the November Security Agreement or any other Specified Document.

Pledged Share Issuer means each Person identified in Exhibit B of Schedule IV hereto as the issuer of the Pledged Shares identified opposite the name of such Person.

Pledged Shares means (a) all shares of capital stock of any Pledged Share Issuer identified in Exhibit B of Schedule IV hereto; and (b) all assets, rights or property related thereto (including, without limitation, all registrations, certificates, articles, or agreements governing or representing any such interest; all options and other rights, contractual or otherwise, at any time existing with respect to all or any of such shares; and all Distributions, Dividends and other Property now or hereafter received, receivable or otherwise distributed in respect of or in exchange for any or all of such shares, in each case if and to the extent any of the foregoing evidence or relate to the items described in clause (a) hereof).

Property means any interest in any kind of property or asset, whether real, personal or mixed, or tangible or intangible, including, without limitation, cash, securities, accounts and contract rights.

Provident Warehouse Agreement shall have the meaning ascribed to such term in the Loan Agreement.

Provident Warehouse Facility Documents means the Provident Warehouse Agreement, the Provident Warehouse Note and all other agreements, contracts, documents and instruments evidencing or relating to the Provident Warehouse Agreement or the Provident Warehouse Note.

10	Fourth Security Agreement

Provident Warehouse Note means that Servicing Facility Promissory Note, dated as of June 14, 2007, and issued by Provident Funding Associates, L.P. in favor of RFC, as the same may be amended, supplemented, restated or otherwise modified from time to time, and including any notes given in substitution or replacement therefor.

Related Escrow Account Balance means the balance, on the related Funding Date, of any escrow or impound accounts maintained by either RFC or GMAC Mortgage which relate to any Mortgage Loan, including, without limitation, items escrowed for mortgage insurance, property taxes (either real or personal), hazard insurance, flood insurance, ground rents, or any other escrow or impound items required by any Mortgage Note or Mortgage, reduced by any unpaid real estate taxes or insurance premiums required to be paid by RFC or GMAC Mortgage, as applicable, with respect to which amounts have been escrowed by the related Mortgagor.

Related Principal and Interest Custodial Account means all principal and interest custodial accounts maintained by either RFC or GMAC Mortgage that relate to any Mortgage Loan or pool of Mortgage Loans.

ResCap Counterparty has the meaning ascribed to it in the Credit Agreement.

Secured Transactions means all transactions contemplated by the Specified Documents.

Senior Debt Agent means GMAC LLC, in its capacity as “Lender Agent” under the Senior Debt Security Documents.

Servicing Contract means either (i) any agreement, whether titled a “servicing agreement,” a “pooling and servicing agreement,” a “sale and servicing agreement,” or otherwise, pursuant to which either RFC or GMAC Mortgage is obligated to perform collection, enforcement or foreclosure services with respect to, or to maintain and remit any funds collected from persons obligated on any mortgage loan or pool of mortgage loans; provided, however that “Servicing Contracts” shall not include any such agreements (a) entered into with the Government National Mortgage Association, the Federal National Mortgage Association or the Federal Home Loan Mortgage Corporation, (b) identifying mortgage loans or pools of mortgage loans owned by either RFC or GMAC Mortgage or (c) identifying any mortgage loans or pools of mortgage loans transferred (whether absolutely or for security) pursuant to a master repurchase agreement to which either RFC or GMAC Mortgage is a party; and (ii) any agreement listed on Schedule II to the MSR Loan Agreement as such schedule may be amended from time to time.

Servicing Fee means the total amount of the fee payable to RFC or GMAC Mortgage as compensation for servicing and administering the Mortgage Loans.

Servicing Rights means each of RFC’s and GMAC Mortgage’s right, title and interest in, to and under each Servicing Contract, whether now or hereafter existing, acquired or created, whether or not yet accrued, earned, due or payable, as well as all other present and future right and interest under such Servicing Contract, including, without limitation, the right (i) to receive the Servicing Fee income payable after the related Funding Date (including without limitation, any Uncollected Fees), (ii) to receive reimbursement for any Advances, (iii) any and all Ancillary Income received after the related Funding Date, (iv) to hold and administer the Related Escrow Account Balances, (v) to hold and administer, in accordance with the applicable Servicing Contract, the Related Principal

11	Fourth Security Agreement

and Interest Custodial Account, the Custodial File, and the Mortgage File arising from or connected to the servicing of such Mortgage Loan under the MSR Loan Agreement and (vi) all proceeds, income, profits, rents and products of any of the foregoing; but with respect to (i)-(vi) above specifically excluding the Excluded Collateral.

Specified Documents means (i) each of the Derivative Documents, (ii) each of the November Documents, (iii) each of the MSR Documents, (iv) the Credit Documents and (v) the Omnibus Security Agreement.

UCC means the Uniform Commercial Code as in effect from time to time in the State of New York; provided that, as used in Section 7(a) hereof, “UCC” shall mean the Uniform Commercial Code as in effect from time to time in any applicable jurisdiction.

Uncollected Fees means, with respect to any Mortgage Loan, any accrued late charges, NSF fees, assumption fees, and other fees charged to Mortgagors in connection with the servicing of such Mortgage Loan which have not been collected by either RFC or GMAC Mortgage as of the related Funding Date.

Underlying Documents has the meaning ascribed to such term in the Credit Agreement.

Warehouse Agreement means, as the context may require, the First Savings Warehouse Agreement or the Provident Warehouse Agreement; and Warehouse Agreements means both of them.

Warehouse Facility Document means, as the context may require, a First Savings Warehouse Facility Document or a Provident Warehouse Facility Document; and Warehouse Facility Documents means both of them.

Warehouse Loans means, as the context may require, loans made by RFC pursuant to a Warehouse Agreement to the borrower under such agreement and/or any mortgage loans or other loans purchased by RFC pursuant to the First Savings Warehouse Agreement.

2. Grant of Security Interest by Grantors. As security for the prompt payment in full in cash and performance of all Obligations, each of the Grantors hereby pledges to the Secured Party and hereby grants a continuing security interest to the Secured Party in all of each such Grantor’s right, title and interest, in, to, and under, whether now or hereafter existing, owned or acquired and wherever located and howsoever created, arising or evidenced, all of the following:

(a) all Pledged Mortgage Loans and all assets, rights or property related thereto;

(b) all Pledged Shares of each Pledged Share Issuer identified in Exhibit B of Schedule IV hereto and all assets, rights or property related thereto;

(c) (i) all Flume No. 8 Notes, all First Savings Warehouse Notes, all Provident Warehouse Notes and all other Pledged Notes (including, without limitation, the Flume No. 8 Initial Note), and (ii) all assets, rights or property related thereto (including, without limitation, the Flume No. 8 Facility Documents, the Warehouse Loans, the Warehouse Facility Documents, and all Pledged Note Liens, if and to the extent the foregoing evidence or relate to the Flume No. 8 Notes or such other Pledged Notes);

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(d) (i) all Pledged Interests (including, without limitation, the equity interests owned by RAHI in RAHI A, LLC, a Delaware limited liability company, by PATI in PATI A, LLC, a Delaware limited liability company, and by RFC in Equity Investment I, LLC, a Delaware limited liability company), and (ii) all assets, rights or property related thereto;

(e) (i) all Dividends, Distributions, interest, and (ii) other payments and rights, in each case if and to the extent evidencing or related to the Pledged Shares, Pledged Notes and Pledged Note Liens, Pledged Interests, Flume No. 8 Facility Documents, Warehouse Loans, Warehouse Facility Documents or Pledged Mortgage Loans;

(f) all Deposit Accounts, including, without limitation, all Deposit Accounts identified on Exhibit A of Schedule IV, and all Property deposited or carried therein or credited thereto, in each case if and to the extent related to any Pledged Shares, Pledged Notes and Pledged Note Liens, Pledged Interests, Flume No. 8 Facility Documents, Warehouse Loans, Warehouse Facility Documents or Pledged Mortgage Loans;

(g) all Securities Accounts including, without limitation, all Securities Accounts identified on Exhibit A of Schedule IV, and all Property, including all Investment Property and Financial Assets, deposited or carried therein or credited thereto, and all permitted investments acquired with funds on deposit in or carried in or credited to such Securities Accounts, in each case if and to the extent related to any Pledged Shares, Pledged Notes and Pledged Note Liens, Pledged Interests, Flume No. 8 Facility Documents, Warehouse Loans, Warehouse Facility Documents or Pledged Mortgage Loans;

(h) to the extent not included in the foregoing, the Contribution Agreements and all other agreements, contracts, documents and instruments if and to the extent evidencing or related to any Pledged Shares, Pledged Notes and Pledged Note Liens, Pledged Interests, Flume No. 8 Facility Documents, Warehouse Loans, Warehouse Facility Documents or Pledged Mortgage Loans;

(i) (i) all books, records, writings, data bases, information and other property relating to or evidencing any Pledged Shares, Pledged Notes and Pledged Note Liens, Pledged Interests, Flume No. 8 Facility Documents, Warehouse Loans, Warehouse Facility Documents or Pledged Mortgage Loans, and (ii) all insurance policies, claims and/or insurance proceeds arising out of the loss, nonconformity or any interference with the use of, or any defect or infringement of rights in, or damage to, any of the foregoing, in each case if and to the extent evidencing or related to any Pledged Shares, Pledged Notes and Pledged Note Liens, Pledged Interests, Flume No. 8 Facility Documents, Warehouse Loans, Warehouse Facility Documents or Pledged Mortgage Loans;

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(j) to the extent not included in the foregoing, all Accounts, Chattel Paper, Commercial Tort Claims, Deposit Accounts, Documents, General Intangibles (including Payment Intangibles), Goods, Instruments, Investment Property, Letter-of-Credit Rights, Letters of Credit, Supporting Obligations, Money and all other personal assets and property of any kind or description, in each case if and to the extent related to any Pledged Shares, Pledged Notes and Pledged Note Liens, Pledged Interests, Flume No. 8 Facility Documents, Warehouse Loans, Warehouse Facility Documents or Pledged Mortgage Loans;

(k) all Proceeds, products, offspring, rents, issues, profits and returns of and from, and all distributions on any of the foregoing;

(l) all MSR Collateral; and

(m) all Derivative Collateral.

Nothing herein shall release or otherwise impair any security interest granted under any of the other Specified Documents, each of which will remain in full force and effect in accordance with its terms.

3. Representations and Warranties.

(a) Each Grantor represents and warrants that:

(i) no financing statement (other than the UCC financing statements filed in connection with the Contribution Agreements or any other UCC financing statements which may have been filed on behalf of GMAC LLC, in any capacity, or in connection with Permitted Liens) covering any of the Collateral will be on file in any public office;

(ii) (A) such Grantor is and will be the lawful owner of all Collateral in which it has rights, free of all Liens and claims whatsoever, other than the security interest hereunder and Permitted Liens, with full power and authority to execute and deliver this Agreement and perform such Grantor’s obligations hereunder, and to subject the Collateral to the security interest hereunder and (B) none of the Collateral of such Grantor that constitutes Collateral is subject to any Liens other than Permitted Liens;

(iii) all information with respect to the Collateral and Account Debtors set forth in any schedule, certificate or other writing at any time heretofore or hereafter furnished by such Grantor to the Secured Party is and will be true and correct in all material respects as of the date specified therein (or, if no date is so specified, as of the date furnished);

(iv) such Grantor’s true legal name as registered in the jurisdiction in which such Grantor is organized or incorporated, jurisdiction of organization or incorporation, federal employer identification number, organizational identification number, if any, as designated by the state of its organization, formation or incorporation, chief executive office and principal place of business are as set forth on Schedule I hereto (and such Grantor has not maintained its chief executive office and principal place of business at any other location at any time after January 1, 2003 except as otherwise disclosed in writing to the Secured Party);

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(v) each other location where such Grantor maintains a place of business is set forth on Schedule II hereto or as otherwise disclosed in writing to the Secured Party;

(vi) except as disclosed on Schedule III hereto, such Grantor is not now known and during the five years preceding the date hereof has not previously been known by any trade name;

(vii) except as disclosed on Schedule III hereto, during the five years preceding the date hereof such Grantor has not been known by any legal name different from the one set forth on the signature page of this Agreement nor has such Grantor been the subject of any merger or other corporate reorganization;

(viii) Schedule V hereto lists all Bailment Collateral that the Grantors are required to deliver to Secured Party as of the date hereof or as of such later date on which an update or supplement to such Schedule is hereafter delivered in accordance with the terms of this Agreement;

(ix) Schedule IX hereto contains a complete listing of all of such Grantor’s Commercial Tort Claims in excess of $10,000,000 in value;

(x) such Grantor is a corporation, limited partnership or limited liability company as specified in Schedule I hereto and is duly organized, validly existing and in good standing under the laws of the state of its incorporation, formation or organization;

(xi) the execution and delivery of this Agreement, the grant of the security interest, proxy and other rights granted herein and the performance by such Grantor of its obligations hereunder are within such Grantor’s corporate, partnership or limited liability company powers, have been duly authorized by all necessary corporate, partnership or limited liability company action, have received all necessary governmental approvals (if any shall be required), and do not and will not contravene or conflict with any provision of law or of the charter or by-laws or other organizational documents of such Grantor or any judgment, order or decree, which is binding upon such Grantor and will not cause a breach, default or event of default under of any agreement, indenture, instrument or other document to which such Grantor is a party;

(xii) this Agreement is a legal, valid and binding obligation of such Grantor, enforceable in accordance with its terms, except that the enforceability of this Agreement may be limited by bankruptcy, insolvency, fraudulent conveyance, fraudulent transfer, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors’ rights generally and by general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law);

(xiii) such Grantor has not performed any act which might prevent the Secured Party from enforcing the terms of this Agreement or which could limit the Secured Party in any such enforcement;

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(xiv) no Collateral is in the possession of any Person (other than such Grantor or a custodian, securities intermediary or account bank appointed by such Grantor) asserting any claim thereto or security interest therein (other than Permitted Liens), except that GMAC or its designee or agent may have possession of Collateral as contemplated pursuant to the Specified Documents;

(xv) on or prior to the date hereof, (A) the Flume No. 8 Initial Note has been contributed by ResCap to GMAC Residential Holding Company, LLC, from GMAC Residential Holding Company, LLC to GMAC Mortgage, and from GMAC Mortgage to PATI; (B) the GSAP Class A-1 Preference Shares have been contributed by RAHI to RAHI A, LLC; and (C) the GSAP Class A-2 Preference Shares have been contributed by PATI to PATI A, LLC;

(xvi) this Agreement creates a valid security interest in the Collateral, securing the payment of the Obligations, and all filings and other actions necessary to perfect and protect such security interest under the UCC have been duly taken, and such security interest shall be prior to all other security interests covering the Collateral (except for Permitted Liens); provided that to the extent that no Specified Document requires a Deposit Account constituting Collateral to be perfected under the UCC at the time of the making of the representation in this clause (xvi), the representation in this clause (xvi) shall not apply to such Deposit Account;

(xvii) in the case of any Pledged Shares constituting Collateral, all of such Pledged Shares when issued will be duly authorized and validly issued, fully paid, and non-assessable, and constitute all of the issued and outstanding shares of capital stock of each Pledged Share Issuer owned by the Grantor set forth across from the name of such Pledged Share Issuer on Exhibit B of Schedule IV hereto, except as otherwise set forth thereon;

(xviii) in the case of each Pledged Note and the Pledged Note Liens, all of such Pledged Notes and Pledged Note Liens, if any, when issued will be duly authorized, executed, endorsed, issued and delivered, and are the legal, valid and binding obligation of the issuers thereof, and are not in default; and each Pledged Note is issued by the Pledged Note Issuer so identified in Exhibit C to Schedule IV and is owned by the Pledged Note Holder so identified in Exhibit C to Schedule IV;

(xix) in the case of any Pledged Interests constituting Collateral, such Pledged Interests constitute one hundred percent (100%) of the Grantor’s interest in the Pledged Interest Issuer and the percentage of the total membership, partnership or other equity interests in the Pledged Interest Issuer indicated on Exhibit D of Schedule IV hereto, except as otherwise set forth thereon. The Pledged Interests indicated on Exhibit D of Schedule IV hereto are duly registered in the permanent ownership records of the respective Pledged Interests Issuer, and such registration is maintained in the principal office of such issuer. Such registration continues valid and genuine and has not been altered. All Pledged Interests have been duly authorized and validly issued, are fully paid and non-assessable, and were not issued in violation of the preemptive rights, if any, of any Person or of any agreement by which any Grantor is bound. All documentary, stamp or other taxes or fees owing in connection with the

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registration, issuance, transfer or pledge of Collateral have been paid. No restrictions or conditions exist with respect to the registration, transfer, voting or pledge of any Pledged Interests (other than usual or customary securities laws or ERISA restrictions). All requisite formalities for the granting of a security interest in the Pledged Interests required pursuant to the organizational documents of the Grantors or the Pledged Interest Issuer have been complied with on or prior to the execution and delivery of this Agreement. Each Grantor represents that, as of the date hereof, none of the Pledged Interests is dealt with or traded on any securities exchange or in any securities market; and

(xx) in the case of any Deposit Account identified in Exhibit A of Schedule IV hereto, the only deposits that at any time will be made to such account will consist of proceeds of the Pledged Shares identified on Exhibit B of Schedule IV hereto or Pledged Notes identified on Exhibit C of Schedule IV hereto or Pledged Interests identified on Exhibit D of Schedule IV hereto or of other Collateral acceptable to the Secured Party;

4. Grantor Remains Liable; Nature of Security Interest; Subrogation, etc.

(a) Anything herein to the contrary notwithstanding, (i) each Grantor shall remain liable under the contracts and agreements included in the Collateral to the extent set forth therein, and will perform all of its duties and obligations under such contracts and agreements to the same extent as if this Agreement had not been executed, (ii) the exercise by the Secured Party of any of its rights hereunder shall not release any Grantor from any of its duties or obligations under any such contracts or agreements included in the Collateral, and (iii) GMAC shall not have any obligation or liability under any contracts or agreements included in the Collateral by reason of this Agreement, nor shall GMAC be obligated to perform any of the obligations or duties of any Grantor thereunder or to take any action to collect or enforce any claim for payment assigned hereunder.

(b) This Agreement shall in all respects be a continuing, absolute, unconditional and irrevocable grant of security interest to the Secured Party and shall remain in full force and effect until all Obligations have been paid in full in cash and all Secured Transactions have terminated. All rights of the Secured Party and the security interests granted to the Secured Party hereunder, and all obligations of the Grantors hereunder, shall, in each case, be absolute, unconditional and irrevocable irrespective of (i) any lack of validity, legality or enforceability of any Specified Document, (ii) the failure of any Secured Party (A) to assert any claim or demand or to enforce any right or remedy against any Grantor or any other Person under the provisions of any Specified Document or otherwise, or (B) to exercise any right or remedy against any other guarantor of, or collateral securing, any Obligations, (iii) any change in the time, manner or place of payment of, or in any other term of, all or any part of the Obligations, or any other extension, compromise or renewal of any Obligations, (iv) any reduction, limitation, impairment or termination of any Obligations (except until all Obligations have been paid in full in cash and all transactions under the Specified Documents have terminated) for any reason, including any claim of waiver, release, surrender, alteration or compromise, and shall not be subject to (and each Grantor hereby waives any right to or claim of) any defense or setoff, counterclaim, recoupment or termination whatsoever by reason of the invalidity, illegality, nongenuineness, irregularity, compromise, unenforceability of, or any other event or occurrence affecting, any Obligations or otherwise, (v) any amendment to, rescission, waiver, or other modification of, or any consent to or departure from, any of the terms of any Specified Document, (vi) any addition, exchange or release of any Collateral of the Obligations, or any surrender or

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non-perfection of any Collateral, or any amendment to or waiver or release or addition to, or consent to or departure from, any other guaranty held by the Secured Party securing any of the Obligations, or (vii) any other circumstance which might otherwise constitute a defense available to, or a legal or equitable discharge of, any Grantor or any other Grantor, any surety or any guarantor.

(c) Until one year and one day after all Obligations have been paid in full in cash and all transactions under the Specified Documents have terminated, each Grantor hereby irrevocably waives any claim or other rights which it may now or hereafter acquire against any ResCap Counterparty or any other Grantor that arise from the existence, payment, performance or enforcement of such Grantor’s obligations under this Agreement or any other Specified Document, including any right of subrogation, reimbursement, exoneration or indemnification, any right to participate in any claim or remedy of GMAC or any other Secured Party against any ResCap Counterparty or any other Grantor or any Collateral which GMAC or any other Secured Party now has or hereafter acquires, whether or not such claim, remedy or right arises in equity, or under contract, statute or common law, including the right to take or receive from any ResCap Counterparty or any other Grantor, directly or indirectly, in cash or other property or by set-off or in any manner, payment or security on account of such claim or other rights. If any amount shall be paid to any Grantor in violation of the preceding sentence and the Obligations shall not have been indefeasibly paid in full in cash or all transactions under the Specified Documents have not been terminated, then such amount shall be deemed to have been paid to such Grantor for the benefit of, and held in trust for, the Secured Party, and shall forthwith be paid to the Secured Party to be credited and applied upon the Obligations, whether matured or unmatured. Each Grantor acknowledges that it will receive direct and indirect benefits from the transactions contemplated by the Specified Documents and that the waiver set forth in this Section 4(c) is knowingly made in contemplation of such benefits.

(d) Except as otherwise provided in any Specified Agreement, if any Secured Party may, under applicable Requirements of Law, proceed to realize its benefits under this Agreement or any Specified Documents giving any Secured Party a lien upon any Collateral, either by judicial foreclosure or by non-judicial sale or enforcement, such Secured Party may, at its sole option, determine which of its remedies or rights it may pursue without affecting any of its rights and remedies under this Agreement. If, in the exercise of any of its rights and remedies, any Secured Party shall forfeit any of its rights or remedies, including its right to enter a deficiency judgment against any Grantor or any other Grantor or any other Person, whether because of any applicable Requirements of Law pertaining to “election of remedies” or the like, each Grantor hereby consents to such action by such Secured Party and waives any claim based upon such action, even if such action by such Secured Party shall result in a full or partial loss of any rights of subrogation that such Grantor might otherwise have had but for such action by such Secured Party.

5. Collections, etc. Until such time during the existence of an Event of Default as the Secured Party shall notify such Grantor of the revocation of such power and authority, each Grantor (a) will, at its own expense, endeavor to collect, as and when due, all amounts due under any of the Non-Tangible Collateral, including the taking of such action with respect to such collection as the Secured Party may reasonably request or, in the absence of such request, as such Grantor may deem advisable; and (b) may grant, in the ordinary course of business, to any party obligated on any of the Non-Tangible Collateral, any rebate, refund or allowance to which such party may be lawfully entitled, and may accept, in connection therewith, the return of Goods, the sale or lease of which

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shall have given rise to such Collateral. The Secured Party, however, may, at any time that an Event of Default has occurred and is continuing, whether before or after any revocation of such power and authority or the maturity of any of the Obligations, notify any party obligated on any of the Non-Tangible Collateral to make payment or otherwise render performance to or for the benefit of the Secured Party and enforce, by suit or otherwise the obligations of any such party obligated on any Non-Tangible Collateral. In connection therewith, the Secured Party may surrender, release or exchange all or any part thereof, or compromise or extend or renew for any period (whether or not longer than the original period) any indebtedness thereunder or evidenced thereby. Upon request of the Secured Party following the occurrence and during the continuation of an Event of Default, each Grantor will, at its own expense, notify any party obligated on any of the Non-Tangible Collateral to make payment to the Secured Party of any amounts due or to become due thereunder.

6. Release. Until all of the Obligations have been paid in full in cash and all transactions under the Specified Documents have been terminated, the Secured Party may release Collateral from the security interest granted to the Secured Party pursuant to this Agreement or any other agreement in its sole discretion. Notwithstanding the foregoing, the Secured Party agrees that if GMAC IM agrees to release its security interest with respect to any of the Derivative Collateral (other than in connection with the termination of the related Derivative Agreement), the Secured Party will also release its security interest on such released Derivative Collateral. Upon any such release, the Secured Party will, at the Grantors’ joint and several expense, deliver to the relevant Grantor, without any representations, warranties or recourse of any kind whatsoever, such released Collateral held by the Secured Party hereunder, and execute and deliver to the Grantor such documents as such Grantor shall reasonably request to evidence such release.

7. Agreements of the Grantors. (a) Each Grantor:

(i) will execute and/or deliver such financing statements (or any equivalent filings in the United Kingdom or any other jurisdiction) and other documents (and pay the cost of filing or recording the same in all public offices reasonably determined to be appropriate by the Secured Party) and do such other acts and things (including, without limitation, delivery to the Secured Party of any Instruments and Certificated Securities which constitute Collateral), all as Secured Party may from time to time reasonably request, to establish and maintain a valid perfected security interest in the Collateral (free of all other liens, claims and rights of third parties whatsoever, other than Permitted Liens) to secure the payment of the Obligations (and each Grantor authorizes the Secured Party to file, without limitation, any financing statement (or any equivalent filings in the United Kingdom or any other jurisdiction) that (i) indicates the Collateral (x) as being of an equal or lesser scope or with greater detail, or (y) in any manner that the Secured Party in good faith deems to be an appropriate or adequate description of the Collateral for purposes of perfection under the UCC or for purposes of notice, and (ii) contains any other information required by Section 5 of Article 9 of the UCC of the jurisdiction wherein such financing statement is filed regarding the sufficiency or filing office acceptance of any financing statement (or any equivalent filings in the United Kingdom), including (x) whether such Grantor is an organization, the type of organization and any organizational identification number issued to such Grantor and (y) in the case of a financing statement (or any equivalent filings in the United Kingdom or any other jurisdiction) filed as a fixture filing or indicating Collateral as as-extracted collateral or timber to be cut, a sufficient description of real property to which the Collateral relates;

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(ii) will keep all its records regarding Collateral at, and will not maintain any place of business at any location other than, its address(es) shown on Schedules I and II hereto or at such other addresses of which such Grantor shall have given the Secured Party not less than 30 days’ prior written notice;

(iii) will not change its state of organization or incorporation and will not change its name, identity or corporate structure or its organizational identification number for the state of its incorporation, formation or organization, in each case such that any financing statement filed to perfect Secured Party’s interests under this Agreement would become seriously misleading, unless such Grantor shall have given the Secured Party not less than 30 days’ prior notice of such change (provided that this Section 7(a)(iii) shall not be deemed authorize any change or transaction prohibited under the Specified Documents) and shall have taken or will timely take all action necessary to maintain continued perfection and priority of the security interest created hereunder following such change;

(iv) to the extent practicable, will keep its records concerning the Collateral in such a manner as will enable the Secured Party or its designees to determine at any time the status of the Collateral;

(v) to the extent practicable, will furnish the Secured Party such information as is available to such Grantor concerning such Grantor, the Collateral and the Account Debtors as the Secured Party may from time to time reasonably request;

(vi) will permit the Secured Party and its designees, from time to time, on reasonable notice and at reasonable times and intervals during normal business hours (or at any time without notice if a Default has occurred and is continuing) to inspect, audit and make copies of and extracts from all records and all other papers in the possession of such Grantor pertaining to the Collateral and the Account Debtors, and will, upon request of the Secured Party during the existence of a Default and to the extent practicable, deliver to the Secured Party all of such records and papers;

(vii) will not sell, lease or assign any Collateral except as permitted by the Specified Documents or create or permit to exist any Lien on any Collateral other than Permitted Liens;

(viii) agrees to provide or furnish to the Secured Party at the Secured Party’s request, copies of such Grantor’s insurance policies and certificates constituting any Collateral, and further agrees that if an Event of Default shall have occurred and be continuing, the Secured Party shall have the right (and the Grantor hereby grants such right the Secured Party) to direct such Grantor or such Grantor’s insurance companies to apply all proceeds of insurance constituting Collateral against the payment of the Obligations, whether or not due, in such order of application as the Secured Party may determine;

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(ix) will keep all of the Collateral granted by such Grantor, Deposit Accounts and Investment Property in the United States or at such other locations outside of the United States as may be specified in writing to the Secured Party or consented to by the Secured Party;

(x) will promptly notify the Secured Party in writing upon incurring or otherwise obtaining a Commercial Tort Claim constituting Collateral which is claiming damages in excess of $10,000,000 (or any lesser amount specified in writing by the Secured Party, if a Default has occurred and is continuing) after the date hereof against any third party, and concurrently therewith deliver to the Secured Party, in form and substance satisfactory to the Secured Party, a supplement to Schedule IX sufficiently identifying such Commercial Tort Claim for purposes of Section 9-108 of the UCC;

(xi) will promptly notify the Secured Party in writing upon becoming the beneficiary under any letter of credit constituting Collateral in excess of $10,000,000 (or any lesser amount specified in writing by the Secured Party, if a Default has occurred and is continuing) and, at the request of the Secured Party, pursuant to an agreement in form and substance satisfactory to the Secured Party, either (A) arrange for the issuer and any confirmer or other nominated person of such letter of credit to consent to an assignment to the Secured Party or its designee of such letter of credit or (B) arrange for the Secured Party or its designee to become the transferee beneficiary of such letter of credit;

(xii) will promptly notify the Secured Party in writing if such Grantor holds or acquires an interest in any Electronic Chattel Paper constituting Collateral and, at the request of the Secured Party, take such action as the Secured Party may reasonably request to vest control, under Section 9-105 of the UCC, of such Electronic Chattel Paper constituting Collateral in the Secured Party or its designee;

(xiii) acknowledges and agrees that it is not authorized to file any financing statement in favor of the Secured Party without the prior written consent of the Secured Party and that it will not do so without the prior written consent of the Secured Party, subject to such Grantor’s rights under Section 9-509(d)(2) of the UCC;

(xiv) promptly deliver to the Secured Party or its designee an appropriately updated Schedule V within five business days (or such later time as consented to by the Secured Party) after additional Bailment Collateral has been pledged as collateral pursuant to the terms of this Agreement;

(xv) will facilitate the realization of the Collateral and the exercise of all powers, authorities and discretions vested by this Agreement in the Secured Party; and

(xvi) shall in particular promptly execute all transfers, conveyances, assignments, assurances which the Secured Party may reasonably request in order to preserve or protect its interest in the Collateral.

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Any expenses incurred in protecting, preserving or maintaining any Collateral shall be borne jointly and severally by the Grantors. Notwithstanding the foregoing, the Secured Party shall have no obligation or liability regarding the Collateral or any proceeds thereof by reason of, or arising out of, this Agreement.

(b) ResCap promptly, but in no event later than three business days after the earlier of the issuance of a new Flume No. 8 Note or the receipt of a written request to do so by the Secured Party, unless required to do so earlier pursuant to the terms of the November Documents or the Flume No. 8 Facility Documents, will or will cause each such Flume No. 8 Note to be delivered to the Lender Agent in accordance with Section 8(a).

(c) The Grantors hereby acknowledge and agree that (i) the covenants and restrictions contained in Article VII (other than Section 7.02(h)), Article X and Section 12.11 of the Loan Agreement are incorporated by reference herein and shall apply with respect to the November Collateral, (ii) the covenants and restrictions contained in Sections 7.01(d), 7.01(k) 7.01(n), 7.01(r), 7.02(a), 7.02(d), 7.03(m) and 12.11 of the Loan Agreement are incorporated by reference herein and shall apply with respect to the Derivative Collateral, (iii) the covenants and restrictions contained in Section 4.03, Section 4.04, Article VII (other than the covenant contained in Section 7.02(b)) and Article X of the MSR Loan Agreement, and (iv) the covenants and restrictions contained in Article VII (other than 7.02(h)), Article X and Section 12.11 of the Credit Agreement are incorporated by reference herein and shall apply with respect to the MSR Collateral; provided, that if the Loan Agreement, the MSR Loan Agreement or the Credit Agreement shall cease to be in effect, references in this Section to such agreement shall be deemed to be references to such agreement immediately prior to the time it ceased to be in effect.

(d) ResCap promptly, but in no event later than three (3) Business Days after the earlier of the issuance of a new GX II Note or the receipt of a written request to do so by the Secured Party, unless required to do earlier pursuant to the terms of the November Documents or the GX II Security Documents, will or will cause each such GX II Note to be delivered to the Lender Agent in accordance with Section 8(a).

(e) The Secured Party hereby confirms the receipt of the Mortgage Schedule delivered by the Grantors to the Secured Party on May 19, 2009.

8. Agreement as to Investment Property, Bailment Collateral, Account Collateral; Voting. Except as otherwise provided pursuant to Section 12:

(a) All certificates or Instruments, if any, evidencing or constituting Collateral, including any Pledged Property, shall be delivered to and held by or on behalf of (and, in the case of the Pledged Notes, endorsed to the order of) the Secured Party or its designee pursuant hereto, shall be in suitable form for transfer by delivery, and shall be accompanied by all necessary endorsements or instruments of transfer or assignment, duly executed in blank.

(b) To the extent any of the Collateral constitutes a “certificated security” (as defined in Section 8-102(a)(4) of the UCC), each Grantor shall take such other actions as necessary to grant “control” (as defined in Section 8-106 of the UCC) to the Secured Party or its designee over such Collateral.

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(c) To the extent any of its Collateral constitutes an “uncertificated security” (as defined in Section 8-102(a)(18) of the UCC) with a Carrying Value of $10,000,000 or more, each Grantor shall take and cause the appropriate Person (including any issuer, entitlement holder or securities intermediary thereof) to take all actions necessary to grant “control” (as defined in Section 8-106 of the UCC) to the Secured Party or its designee over such Collateral including, without limitation, causing delivery of such Collateral or causing the issuer of such Collateral, as appropriate, to agree to comply with the instructions originated by the Secured Party or its designee without further consent by the registered owner thereof;

(d) To the extent any of its Collateral constitutes a “security entitlement” or a “securities account” (as such terms are defined in Sections 8-102(a)(17) and 8-501(a), respectively, of the UCC), each Grantor shall take and cause the appropriate Person (including any securities intermediary thereof) to take all actions necessary to grant “control” (as defined in Section 8-106 of the UCC) to the Secured Party or its designee over such Collateral including, without limitation, causing to be delivered to the Secured Party or such designee an agreement, in form and substance satisfactory to the Secured Party, executed by the securities intermediary thereof whereby such securities intermediary agrees (i) that it will comply with entitlement orders originated by the Secured Party or such designee without further consent by such Grantor or any other Person with respect to all such Collateral (it being understood that such agreement may provide that at all times when such securities intermediary has not been notified by the Secured Party to the contrary, the securities intermediary may comply with entitlement orders of such Grantor), (ii) to subordinate any security interest it may have in and to all such Collateral to the security interest of the Secured Party therein, and (iii) that it will not agree with any Person other than the Secured Party or such designee in any manner that would grant such Person “control” over any such Collateral without the Secured Party’s prior written consent.

(e) Each Grantor will, from time to time upon the request of the Secured Party, promptly deliver to the Secured Party such stock powers, instruments, and similar documents, satisfactory in form and substance to the Secured Party, with respect to the Collateral as the Secured Party may reasonably request and will, from time to time upon the request of the Secured Party after the occurrence of any Default, promptly transfer any Pledged Shares, Pledged Interests or other shares of common stock, member interests or other ownership interests constituting Collateral into the name of any nominee designated by the Secured Party.

(f) Subject to clause (g) below, each Grantor will, at all times, keep pledged to the Secured Party, as the case may be, all Pledged Shares, Pledged Interests and all other shares of capital stock, member interests or other ownership interests constituting Collateral, and all securities, security entitlements and securities accounts constituting Collateral, Dividends and Distributions with respect thereto, all Pledged Notes, all interest, principal and other proceeds received by the Secured Party with respect to the Pledged Notes, all Pledged Note Liens and all other Collateral and other securities, instruments, security entitlements, financial assets, investment property, proceeds, and rights from time to time received by or distributable to a Grantor in respect of any Collateral.

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(g) In the event that any Dividend or Distribution constituting Collateral is to be paid on any Pledged Share or any Pledged Interest or any payment of principal or interest is to be made on any Pledged Note (other than a European Note) at a time when no Event of Default has occurred and is continuing, such Dividend, Distribution or payment may be paid directly to the relevant Grantor. If any Event of Default has occurred and is continuing, then any such Dividend, Distribution or payment shall be paid directly to the Secured Party or its designee in accordance with Section 8(h).

(h) Each Grantor agrees:

(i) following the occurrence and during the continuance of any Event of Default, promptly upon receipt thereof by any Grantor and without any request therefor by the Secured Party, to deliver (properly endorsed where required hereby or requested by the Secured Party) to the Secured Party or its designee all Dividends, Distributions, all interest, all principal, all other cash payments, and all proceeds of the Collateral, all of which shall be held by or on behalf of the Secured Party as additional Collateral for use in accordance with Section 8(f);

(ii) after any Event of Default shall have occurred and be continuing, the Secured Party has notified the relevant Grantor of the Secured Party’s intention to exercise its voting power under this clause (ii), (A) the Secured Party may exercise (to the exclusion of such Grantor) the voting power and all other incidental rights of ownership with respect to any Pledged Shares, Pledged Interests or other shares of capital stock, member interests or other ownership interests constituting Collateral, and EACH GRANTOR HEREBY GRANTS THE SECURED PARTY AN IRREVOCABLE PROXY, EXERCISABLE UNDER SUCH CIRCUMSTANCES, TO VOTE SUCH PLEDGED SHARES, SUCH PLEDGED INTERESTS AND SUCH OTHER COLLATERAL, WITH SUCH PROXY TO REMAIN VALID UNTIL THE PAYMENT IN FULL IN CASH OF ALL OBLIGATIONS, THE TERMINATION OR EXPIRATION OF ALL SECURED TRANSACTIONS; and (B) promptly to deliver to the Secured Party such additional proxies and other documents as may be necessary to allow the Secured Party to exercise such voting power;

(i) All Collateral constituting Dividends, Distributions, interest, principal, cash payments, and proceeds and all rights under the Flume No. 8 Note, the Flume No. 8 Related Security, the GX II Note and the GX II Security Documents which may at any time and from time to time be held by a Grantor but which such Grantor is then obligated to deliver to the Secured Party, shall, until delivery to the Secured Party, be held by such Grantor separate and apart from its other property in trust for the Secured Party. The Secured Party agrees that unless it has received written notice from any Lender that an Event of Default shall have occurred and be continuing and the Secured Party shall have given the notice referred to in Section 8(h)(ii), such Grantor shall have the exclusive voting power with respect to any shares of capital stock, member interests or other ownership interest (including any of the Pledged Shares or Pledged Interests) constituting Collateral, and the Secured Party shall, upon the written request of such Grantor, promptly deliver (at the Grantors’ joint and several expense) such proxies and other documents, if any, as shall be reasonably requested by such Grantor which are necessary to allow such Grantor to exercise voting power with respect to any such share of capital stock, member interests or other ownership interests (including any of the Pledged Shares or Pledged Interests) constituting Collateral; provided, however,

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that no vote shall be cast, or consent, waiver, or ratification given, or action taken by any Grantor that could reasonably be expected to be adverse in any material respect to the interests of the GMAC and the other Secured Parties or be inconsistent with or violate any provision of this Agreement or any other Specified Document.

(j) No Grantor will, without the prior written consent of the Secured Party: (A) enter into any agreement amending, supplementing, or waiving in any material respect any provision of any Pledged Note or any Pledged Note Lien (including the underlying instrument pursuant to which such Pledged Note or Pledged Note Lien is issued) or compromising or releasing or extending the time for payment of any obligation of the maker thereof, (B) take or omit to take any action the taking or the omission of that would result in any impairment or alteration of any obligation of the maker of Pledged Note or Pledged Note Lien or other instrument constituting Collateral, (C) permit the issuance of (x) any additional equity interests of any Pledged Share Issuer or Pledged Interest Issuer (unless immediately upon such issuance the same are pledged and delivered to the Secured Party pursuant to the terms hereof to the extent necessary to give the Secured Party a security interest after such issue in at least the same percentage of such Grantor’s outstanding interests as before such issue), (y) any securities or other ownership interests convertible voluntarily by the holder thereof or automatically upon the occurrence or non-occurrence of any event or condition into, or exchangeable for, any such shares or other ownership interests, or (z) any warrants, options, contracts or other commitments entitling any Person to purchase or otherwise acquire any such shares or other ownership interests, or (D) enter into any agreement creating or otherwise permit to exist, any restriction or condition upon the transfer, voting or control of any Pledged Share or Pledged Interest that could reasonably be deemed to be adverse to the Secured Parties. Each Grantor shall provide, or cause the relevant Pledged Share Issuer or Pledged Interest Issuer to provide, the Secured Party with a copy of any amendment or supplement to, or modification or waiver of, any term or provision of any of the organizational documents of such relevant Pledged Share Issuer or Pledged Interest Issuer, provided that such Grantor shall not enter into any such amendment, supplement, modification or waiver of the organizational documents of such relevant Pledged Share Issuer or Pledged Interest Issuer which could reasonably be expected to be adverse to the interests of the Secured Parties. The Grantors covenant and agree that they shall not consent to or permit (1) any Pledged Interest to be dealt with or traded on any securities exchanges or in any securities market or (2) any Pledge Interest Issuer to elect to have its Pledged Interests treated as a “security” under Article 8 of the UCC unless the relevant Grantors have (I) caused such Pledged Interest to be certificated and (II) delivered all certificates evidencing such Pledged Interest to the Secured Party, together with duly executed undated blank transfer powers, or other equivalent instruments of transfer acceptable to the Secured Party.

(k) Each Grantor shall take such actions such that its Collateral consisting of Pledged Interests and Pledged Shares at all times shall be duly authorized, validly registered, fully paid and non-assessable, and shall not be registered in violation of the organic documents of the Grantors or the preemptive rights of any Person, if any, or of any agreement by which the Grantors or any Pledged Share Issuer or Pledged Interest Issuer is bound.

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9. Defaults and Events of Default; Remedies.

(a) Each Grantor hereby irrevocably appoints the Secured Party its attorney-in-fact, with full authority in the place and stead of such Grantor and in the name of such Grantor or otherwise, from time to time, upon the occurrence and during the continuation of a Default (in the case of a breach of Section 8(h)) or an Event of Default, to take any action and to execute any instrument which the Secured Party may request to accomplish the purposes of this Agreement, including (i) to ask, demand, collect, sue for, recover, compromise, receive and give acquittance and receipts for moneys due and to become due under or in respect of any of the Collateral, (ii) to receive, endorse, and collect any drafts or other Collateral in connection with clause (i) above, (iii) to file any claims or take any action or institute any proceedings which the Secured Party may request for the collection of any of the Collateral or otherwise to enforce the rights of GMAC and the other Secured Parties with respect to any of the Collateral, and (iv) to perform the affirmative obligations of such Grantor hereunder. EACH GRANTOR HEREBY ACKNOWLEDGES, CONSENTS AND AGREES THAT THE POWER OF ATTORNEY GRANTED PURSUANT TO THIS SECTION 9 IS IRREVOCABLE AND COUPLED WITH AN INTEREST AND SHALL BE EFFECTIVE UNTIL ALL OBLIGATIONS HAVE BEEN PAID IN FULL IN CASH AND ALL SECURED TRANSACTIONS HAVE TERMINATED.

(b) If an Event of Default shall have occurred and be continuing, in addition to its rights in the foregoing clause (a) and without limiting the generality of such clause, the Secured Party may exercise from time to time any rights and remedies available to it under the UCC, under any other applicable Requirements of Law and in the clauses (c) through (g) set forth below in this Section 9.

(c) Each Grantor agrees, at the Secured Party’s request if a Default has occurred and is continuing, to assemble, at its expense, all its Inventory and other Goods (other than Fixtures) constituting Collateral and all records for all Collateral at a convenient place or places acceptable to the Secured Party.

(d) Notice of the intended disposition of any Collateral may be given by first-class mail, hand-delivery (through a delivery service or otherwise), facsimile or E-mail, and shall be deemed to have been “sent” upon deposit in the U.S. mails with adequate postage properly affixed, upon delivery to an express delivery service, upon the electronic submission through telephonic services or, if by facsimile transmission, when sent against mechanical confirmation of successful transmission, as applicable. Each Grantor hereby agrees and acknowledges that: (i) with respect to Collateral that is (A) perishable or threatens to decline speedily in value or (B) is of a type customarily sold on a recognized market, no notice of disposition need be given; and (ii) with respect to Collateral not described in clause (i) above, notification sent after default and at least ten days before any proposed disposition provides notice within a reasonable time before disposition.

(e) Each Grantor hereby agrees and acknowledges that a commercially reasonable disposition (i) made in the usual manner on any recognized market, (ii) at the price current in any recognized market at the time of disposition or (iii) in conformity with reasonable commercial practices among dealers in the type of property subject to the disposition shall, in each case, be deemed commercially reasonable.

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(f) Any cash proceeds of any disposition by the Secured Party of any of the Collateral shall be applied by the Secured Party, first, to payment of the Secured Party’s expenses in connection with the Collateral, including without limitation, attorneys’ fees and legal expenses, and thereafter to the payment of any and all of the Obligations in such order of application as the Secured Party may from time to time direct, and thereafter any surplus will be paid to the applicable Grantor or as a court of competent jurisdiction shall direct. GMAC need not apply or pay over for application noncash proceeds of collection and enforcement unless (i) the failure to do so would be commercially unreasonable and (ii) the applicable Grantor has provided the Secured Party with a written demand to apply or pay over such noncash proceeds on such basis. To the extent permitted by applicable law, each Grantor waives all claims, damages and demands it may acquire against the Secured Party arising out of the exercise by the Secured Party of any rights hereunder.

(g) [Reserved]

(h) If any Event of Default has occurred and is continuing, the Secured Party may exercise in respect of the Collateral, in addition to other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party on default under the UCC (whether or not the UCC applies to the affected Collateral) and also may, without notice except as specified below, (or, if notice cannot be waived under the UCC, as required to be provided by the UCC) sell the Collateral or any part thereof in one or more parcels at public or private sale, at any of the Secured Party’s offices or elsewhere, for cash, on credit or for future delivery, and upon such other terms as the Secured Party may deem commercially reasonable. Each Grantor agrees that, to the extent notice of sale shall be required by law, at least ten (10) days’ prior notice to such Grantor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. The Secured Party shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. The Secured Party may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.

(i) If any Event of Default has occurred and is continuing, the Secured Party may transfer all or any part of the Collateral into the name of the Secured Party or its nominee, with or without disclosing that such Collateral is subject to the lien and security interest hereunder, notify the parties obligated on any of the Collateral to make payment to the Secured Party of any amount due or to become due thereunder, enforce collection of any of the Collateral by suit or otherwise, and surrender, release or exchange all or any part thereof, or compromise or extend or renew for any period (whether or not longer than the original period) any obligations of any nature of any party with respect thereto, endorse any checks, drafts, or other writings in any Grantor’s name to allow collection of the Collateral, take control of any proceeds of the Collateral, and execute (in the name, place and stead of each Grantor) endorsements, assignments, transfer powers and other instruments of conveyance or transfer with respect to all or any of the Collateral.

(j) Each Grantor agrees that in any sale of any of the Collateral whenever an Event of Default shall have occurred and be continuing, the Secured Party is hereby authorized to comply with any limitation or restriction in connection with such sale as it may be advised by counsel is necessary in order to avoid any violation of applicable Requirements of Law (including compliance with such procedures as may restrict the number of prospective bidders and purchasers, require that such prospective bidders and purchasers have certain qualifications, and restrict such prospective bidders and purchasers to persons who will represent and agree

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that they are purchasing for their own account for investment and not with a view to the distribution or resale of such Collateral), or in order to obtain any required approval of the sale or of the purchaser by any governmental regulatory authority or official, and each Grantor further agrees that such compliance shall not result in such sale being considered or deemed not to have been made in a commercially reasonable manner, nor shall the Secured Party be liable nor accountable to the Grantors for any discount allowed by the reason of the fact that such Collateral is sold in compliance with any such limitation or restriction. The Secured Party may sell the Collateral without giving any warranties or representations as to the Collateral. The Secured Party may disclaim any warranties of title or the like. This procedure will not be considered to adversely affect the commercial reasonableness of any sale of the Collateral.

10. Limitation on Duty in Respect of Collateral. Beyond the exercise of reasonable care in the custody and preservation thereof, neither the Secured Party nor any other Secured Party will have any duty as to any Collateral in its possession or control or in the possession or control of any sub-agent or bailee or any income therefrom or as to the preservation of rights against prior parties or any other rights pertaining thereto. The Secured Party will be deemed to have exercised reasonable care in the custody and preservation of the Collateral in its possession or control if such Collateral is accorded treatment substantially equal to that which it accords its own property, and will not be liable or responsible for any loss or damage to any Collateral, or for any diminution in the value thereof, by reason of any act or omission of any sub-agent or bailee selected by the Secured Party in good faith or by reason of any act or omission by the Secured Party pursuant to instructions from the Secured Party, except to the extent that such liability arises from the Secured Party’s gross negligence or willful misconduct.

To the extent that applicable law imposes duties on the Secured Party to exercise remedies in a commercially reasonable manner, each Grantor acknowledges and agrees that it is commercially reasonable for the Secured Party (a) to fail to incur expenses reasonably deemed significant by the Secured Party to prepare Collateral for disposition or otherwise to complete raw material or work-in-process into finished goods or other finished products for disposition, (b) to fail to obtain third party consents for access to Collateral to be disposed of, or to obtain or, if not required by other law, to fail to obtain governmental or third party consents for the collection or disposition of Collateral to be collected or disposed of, (c) to fail to exercise collection remedies against Account Debtors or other Persons obligated on Collateral or to remove liens or encumbrances on or any adverse claims against Collateral, (d) to exercise collection remedies against Account Debtors and other Persons obligated on Collateral directly or through the use of collection agencies and other collection specialists, (e) to advertise dispositions of Collateral through publications or media of general circulation, whether or not the Collateral is of a specialized nature, (f) to contact other Persons, whether or not in the same business as the Grantors, for expressions of interest in acquiring all or any portion of the Collateral, (g) to hire one or more professional auctioneers to assist in the disposition of Collateral, whether or not the collateral is of a specialized nature, (h) to dispose of Collateral by utilizing Internet sites that provide for the auction of assets of the types included in the Collateral or that have the reasonable capability of doing so, or that match buyers and sellers of assets, (i) to dispose of assets in wholesale rather than retail markets, (j) to disclaim disposition warranties, including, without limitation, any warranties of title, (k) to purchase insurance or credit enhancements to insure the Secured Party against risks of loss, collection or disposition of Collateral, or to provide to the Secured Party a guaranteed return from the collection or disposition of Collateral or (l) to obtain the services of brokers, investment bankers, consultants and

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other professionals to assist the Secured Party in the collection or disposition of any of the Collateral. Each Grantor acknowledges that the purpose of this Section is to provide non-exhaustive indications of what actions or omissions by the Secured Party would not be commercially unreasonable in the Secured Party’s exercise of remedies against the Collateral and that other actions or omissions by the Secured Party shall not be deemed commercially unreasonable solely on account of not being specifically referred to in this Section. Without limitation upon the foregoing, nothing contained in this Section shall be construed to grant any right to a Grantor or to impose any duties on the Secured Party that would not have been granted or imposed by this Agreement or by applicable Requirements of Law in the absence of this Section.

11. Special Provisions Relating to Secured Party. The Secured Party shall be granted the following rights, powers, obligations and duties under this Agreement, notwithstanding anything herein to the contrary:

(a) All indemnities to be paid under this Agreement shall be payable immediately when due in U.S. dollars (“Dollars”) in the full amount due, without deduction for any variation in any Rate of Exchange (as defined below). The Grantors hereby agree to jointly and severally indemnify the Secured Party against any losses, damages, penalties, costs, expenses or disbursements of any kind or nature whatsoever, including, without limitation, attorney’s fees and expenses, incurred by the Secured Party as a result of any judgment or order being given or made for the amount due hereunder and such judgment or order being expressed and paid in a currency (the “Judgment Currency”) other than Dollars and as a result of any variation as between (i) the rate of exchange at which the dollar amount is converted into Judgment Currency for the purpose of such judgment or order, and (ii) the Rate of Exchange at which the Secured Party is then able to purchase Dollars with the amount of the Judgment Currency actually received by the Secured Party. The indemnity set forth in this paragraph shall constitute a separate and independent obligation of the Grantors and shall continue in full force and effect notwithstanding any such judgment or order as aforesaid. The term “Rate of Exchange” means the rate at which the Secured Party is able to purchase Dollars with the Judgment Currency on the foreign exchange market on the relevant date and shall include any premiums and other reasonable costs of exchange payable in connection with the purchase or, or conversion into, the relevant currency. The indemnification set forth in this Section 11 shall survive the termination or assignment of this Agreement and Irrevocable Proxy and the resignation or removal of the Secured Party.

(b) The Secured Party may execute any of its duties under this Agreement or any other Specified Document by or through agents, experts or attorneys-in-fact and shall be entitled to advice of counsel concerning all matters pertaining to such duties. The Secured Party shall not be responsible for the negligence or misconduct of any agents, experts or attorneys-in-fact selected by it in good faith.

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(c) Beyond the exercise of reasonable care in the custody thereof and except as otherwise specifically stated in this Agreement or any other Specified Document, the Secured Party shall have no duty as to any of the Collateral in its possession or control or in the possession or control of any agent or bailee or as to preservation of rights against prior parties or any other rights pertaining thereto.

(d) The Secured Party shall be authorized to but shall not be responsible for filing any financing or continuation statements or recording any documents or instruments in any public office at any time or times or otherwise perfecting or monitoring or maintaining the perfection of any security interest in the Collateral. It is expressly agreed, to the maximum extent permitted by applicable law, that the Secured Party shall have no responsibility for (i) taking any necessary steps to preserve rights against any Person with respect to any Collateral or (ii) taking any action to protect against any diminution in value of the Collateral, but, in each case (A) subject to the requirement that the Secured Party may not act or omit to take any action if such act or omission would constitute gross negligence, bad faith or willful misconduct and (B) the Secured Party may do so and all expenses reasonably incurred in connection therewith shall be part of the Obligations.

(e) The Secured Party shall not be liable or responsible for any loss or diminution in the value of any of the Collateral, by reason of the act or omission of any carrier, forwarding agency or other agent or bailee selected by the Secured Party in good faith, except to the extent of the Secured Party’s gross negligence or willful misconduct.

(f) The Secured Party shall not be responsible for, nor incur any liability with respect to, (i) the existence, genuineness or value of any of the Collateral or for the validity, perfection, priority or enforceability of the security interest in any of the Collateral, whether impaired by operation of law or by reason of any action or omission to act on its part under this Agreement or any other Specified Document, except to the extent such action or omission constitutes gross negligence, bad faith or willful misconduct on the part of the Secured Party, (ii) the validity or sufficiency of the Collateral or any agreement or assignment contained therein, (iii) the validity of the title of the Grantors to the Collateral, (iv) insuring the Collateral or (v) the payment of taxes, charges or assessments upon the Collateral or otherwise as to the maintenance of the Collateral

(g) Notwithstanding anything in this Agreement or any other Specified Document to the contrary, (i) in no event shall the Secured Party or any officer, director, employee, representative or agent of the Secured Party be liable under or in connection with this Agreement or any other Specified Document for indirect, special, incidental, punitive or consequential losses or damages of any kind whatsoever, including but not limited to lost profits or loss of opportunity, whether or not foreseeable, even if the Secured Party has been advised of the possibility thereof and regardless of the form of action in which such damages are sought; and (ii) the Secured Party shall be afforded all of the rights, powers, immunities and indemnities set forth in this Agreement in all of the Specified Documents to which it is a signatory as if such rights, powers, immunities and indemnities were specifically set out in each such Specified Document. In no event shall the Secured Party be obligated to invest any amounts received by it hereunder.

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(h) The Secured Party shall be entitled conclusively to rely, and shall be fully protected in relying, upon any note, writing, resolution, request, direction, certificate, notice, consent, affidavit, letter, cablegram, telegram, telecopy, email, telex or teletype message, statement, order or other document or conversation believed by it in good faith to be genuine and correct and to have been signed, sent or made by the proper Person or Persons and/or upon advice and/or statements of legal counsel, independent accountants and other experts selected by the Secured Party and need not investigate any fact or matter stated in any such document. Any such statement of legal counsel shall be full and complete authorization and protection in respect of any action taken or suffered by it hereunder in accordance therewith.

(i) The Grantors will jointly and severally pay upon demand to the Secured Party the amount of any and all reasonable fees and out-of-pocket expenses, including the reasonable fees and expenses of its counsel, that the Secured Party may incur in connection with (i) the negotiation, performance or administration of this Agreement and the Specified Documents to which it is a party, (ii) the custody or preservation of, or the sale of, collection from, or other realization upon, any of the Collateral, (iii) the exercise or enforcement (whether through negotiations, legal proceedings or otherwise) of any of the rights of GMAC or the other Secured Parties hereunder or under the Specified Documents or (iv) the failure by the Grantors to perform or observe any of the provisions hereof or of any of the Specified Documents. The provisions of this section shall survive the termination of this Agreement and resignation or removal of the Secured Party. The expenses of the Secured Party incurred in connection with actions undertaken as provided in this Section 11 shall be payable jointly and severally by the Grantors to the Secured Party upon demand therefore (which demand shall be accompanied by an appropriate invoice).

(j) The Grantors, jointly and severally, agree to indemnify each of the Secured Party and its officers, directors, employees, agents or attorneys-in-fact (collectively, the “Indemnified Parties”) from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses (including, without limitation, attorneys’ fees and expenses) or disbursements of any kind whatsoever which may at any time be imposed on, incurred by or asserted against any Indemnified Party in any way relating to or arising out of this Agreement or the Specified Documents; provided that the Grantors shall not be liable for the payment of any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements to the extent that any of the foregoing result from any such Indemnified Party’s gross negligence or willful misconduct as determined by a court of competent jurisdiction beyond all applicable appeals.

(k) Neither GMAC, any Secured Party nor any of their respective officers, directors, employees or agents shall be liable for failure to demand, collect or realize upon any of the Collateral or for any delay in doing so or shall be under any obligation to sell or otherwise dispose of any Collateral upon the request of the Grantors or any other Person or to take any other action whatsoever with regard to the Collateral or any part thereof. The powers conferred on the Secured Party hereunder are solely to protect GMAC’s and the Secured Parties’ interests in the Collateral and shall not impose any duty upon the Secured Party to exercise any such powers. The Secured Party shall be accountable only for amounts that it actually receives as a result of the exercise of such powers, and neither it nor any of its officers, directors, employees or agents shall be responsible to the Grantors for any act or failure to act hereunder, except for their own gross negligence or willful misconduct.

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(l) Pursuant to any applicable law, the Grantors authorize the Secured Party without obligation to file or record financing statements and other filing or recording documents or instruments with respect to the Collateral without the signatures of the Grantors in such form and in such offices as the Secured Party determines appropriate to perfect the security interests of the Secured Party under this Agreement. The Grantors hereby ratify and authorize the filing by the Secured Party of any financing statement with respect to the Collateral made prior to the date hereof. Notwithstanding the foregoing or anything else to the contrary contained in this Agreement, in no event shall the Secured Party have any duty or obligation to monitor the perfection, continuation of perfection or the sufficiency or validity of any security interest in or related to the Collateral or to prepare or file any Uniform Commercial Code financing statement or continuation statement.

(m) Any corporation into which the Secured Party may be merged, or with which it may be consolidated, or any corporation resulting from any merger or consolidation to which the Secured Party shall be a party, shall become a Secured Party under this Agreement without the execution or filing of any paper or any further act on the part of the parties hereto.

12. Agency for Collateral.

(a) The Secured Party hereby appoints as its agent (i) GMAC LLC, as lender under the MSR Loan Agreement, to hold any MSR Collateral which constitutes Account Collateral, Bailment Collateral or Pledged Property, and GMAC LLC as lender under the MSR Loan Agreement hereby accepts such appointment; (ii) GMAC IM, to hold any Derivative Collateral which constitutes Account Collateral, Bailment Collateral or Pledged Property, and GMAC IM hereby accepts such appointment; (iii) the Lender Agent, to hold any other Collateral which constitutes Account Collateral, Bailment Collateral or Pledged Property, and the Lender Agent accepts such appointment; and (iv) the Omnibus Agent, to hold any other Collateral which constitutes Account Collateral, Bailment Collateral or Pledged Property, and the Omnibus Agent accepts such appointment. Each of the parties hereto acknowledges and agrees that each such agent shall hold any Account Collateral, Bailment Collateral and Pledged Property in its possession for the benefit of the Secured Party.

(b) Each party hereto acknowledges and agrees that, unless a Grantor is otherwise directed by the Secured Party, that the compliance by such Grantor (i) with the provisions of the MSR Documents relating to any MSR Collateral which constitutes Bailment Collateral or Pledged Property shall constitute compliance with the provisions of Section 8 hereof with respect to the delivery of such Collateral, (ii) with the provisions of the Derivative Documents relating to any Derivative Collateral which constitutes Bailment Collateral or Pledged Property shall constitute compliance with the provisions of Section 8 hereof with respect to the delivery of such Collateral and (iii) with the provisions of the November Documents relating to any Collateral (other than any MSR Collateral or Derivative Collateral) which constitutes Bailment Collateral or Pledged Property shall constitute compliance with the provisions of Section 8 hereof with respect to the delivery of such Collateral.

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(c) The Secured Party hereby agrees that the prior delivery by the Grantors to the Lender Agent of the Bailment Collateral listed on Schedule V hereto shall satisfy the obligation of the Grantors to deliver such Collateral to the Secured Party hereunder, including for purposes of the representation contained in Section 3(a)(viii).

13. Legal Opinions. The Grantors hereby agree to deliver, on the date hereof, such opinions of counsel as are requested by the Secured Party, in form and substance satisfactory to the Secured Party.

14. General.

(a) If either (i) at the option of the relevant Grantor or as required pursuant to the Specified Documents, a Grantor shall cause any Subsidiary that is not a Grantor to become a Grantor hereunder, or (ii) a Person who is not a Grantor elects or agrees to become a Grantor hereunder, such Subsidiary or Person shall execute and deliver to the Secured Party a joinder agreement substantially in the form of Schedule VII with such other changes as may be acceptable to the Secured Party (each a “Joinder Agreement”) and shall thereafter for all purposes be a party hereto and have the same rights and obligations as a Grantor party hereto on the Closing Date. In addition, to the extent that any Grantor delivers or pledges (or intends to deliver or pledge) Collateral that has not theretofore been delivered or pledged hereunder, such Grantor shall deliver or caused to be delivered to the Secured Party a notice in the form attached hereto as Schedule VIII. Upon the request of the Secured Party, the Grantors agree to deliver or cause to be delivered to the Secured Party, opinions of external and/or in-house counsel for the relevant Grantor, in form and substance reasonably satisfactory to the Secured Party and at the Grantors’ joint and several expense, in connection with any such Joinder Agreement or additional provision of collateral.

(b) Each Grantor agrees that a carbon, photographic or other reproduction of this Agreement is sufficient as a financing statement. The Grantors hereby ratify their authorization contained in Section 7(a)(i) for the Secured Party to have filed in any Uniform Commercial Code jurisdiction prior to the date hereof any financing statement or amendment thereto filed prior to the date hereof.

(c) All notices hereunder shall be in writing (including facsimile transmission or electronic mail) and shall be sent, in the case of any Grantor, to the address of such Grantor shown on Schedule VI hereto and, in the case of the Secured Party, at its address set forth on Schedule VI, or to such other address as such party may, by written notice received by the other parties, have designated as its address for such purpose. Notices sent by facsimile transmission or e-mail shall be deemed to have been given when sent against mechanical confirmation of successful transmission; notices sent by mail shall be deemed to have been given three Business Days after the date when sent by registered or certified mail, postage prepaid; and notices sent by hand delivery or overnight courier shall be deemed to have been given when received.

33	Fourth Security Agreement

(d) Each of the Grantors agrees to pay, jointly and severally, all fees and expenses, including reasonable attorneys’ fees, paid or incurred by the Secured Party in endeavoring to collect all or any portion of the Obligations of any Grantor and in enforcing this Agreement against any Grantor, and all such fees and expenses shall constitute Obligations.

(e) No delay on the part of the Secured Party in the exercise of any right or remedy shall operate as a waiver thereof, and no single or partial exercise by the Secured Party of any right or remedy shall preclude other or further exercise thereof or the exercise of any other right or remedy.

(f) This Agreement shall remain in full force and effect until all Obligations have been paid in full in cash and all Secured Transactions have terminated. If at any time all or any part of any payment theretofore applied by GMAC or any Secured Party to any of the Obligations is or must be rescinded or returned by the GMAC or such Secured Party for any reason whatsoever (including, without limitation, the insolvency, bankruptcy or reorganization of any Grantor), such Obligations shall, for the purposes of this Agreement, to the extent that such payment is or must be rescinded or returned, be deemed to have continued in existence, notwithstanding such application by GMAC or such Secured Party, and this Agreement shall continue to be effective or be reinstated, as the case may be, as to such Obligations, all as though such application by GMAC or such Secured Party had not been made.

(g) Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable Requirements of Law, but if any provision of this Agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement. Consistent with the foregoing, and notwithstanding any other provision of this Agreement to the contrary, in the event that any action or proceeding is brought in whatever form and in whatever forum seeking to invalidate any Grantor’s obligations under this Agreement under any fraudulent conveyance, fraudulent transfer theory, or similar avoidance theory, whether under state or federal law, such Grantor (the “Affected Person”), automatically and without any further action being required of such Affected Person or any Secured Party, shall be liable under this Agreement only for an amount equal to the maximum amount of liability that could have been incurred under applicable law by such Affected Person under any pledge to secure the Obligations (or any portion thereof) at the time of the execution and delivery of this Agreement (or, if such date is determined not to be the appropriate date for determining the enforceability of such Affected Person’s obligations hereunder for fraudulent conveyance or transfer (or similar avoidance) purposes, on the date determined to be so appropriate) without rendering such a hypothetical pledge voidable under applicable Requirements of Law relating to fraudulent conveyance, fraudulent transfer, or any other grounds for avoidance (such highest amount determined hereunder being any such Affected Person’s “Maximum Amount”), and not for any greater amount, as if the stated amount of this Pledge Agreement as to such Affected Person had instead been the Maximum Amount. This paragraph is intended solely to preserve the rights of the Secured Parties under this Agreement to the maximum extent not subject to avoidance under applicable

34	Fourth Security Agreement

Requirements of Law, and neither any Affected Person nor any other person or entity shall have any right or claim under this Section with respect to the limitation described in this Agreement, except to the extent necessary so that the obligations of any Affected Person under this Agreement shall not be rendered voidable under applicable Requirements of Law. Without limiting the generality of the foregoing, the determination of a Maximum Amount for any Affected Person pursuant to the provisions of the second preceding sentence of this Section shall not in any manner reduce or otherwise affect the obligations of any other Grantor (including any other Affected Person) under the provisions of this Agreement.

(h) This Agreement shall create a continuing security interest in the Collateral and shall (a) remain in full force and effect until all Obligations have been paid in full in cash and all Secured Transactions shall have terminated, (b) be binding upon each Grantor and its successors, transferees and assigns, and (c) inure, together with the rights and remedies of the Secured Party hereunder, to the benefit GMAC and each other Secured Party and its respective successors, transferees and assigns. No Grantor may assign (unless otherwise permitted under the terms of the Specified Documents) any of its obligations hereunder without the prior written consent of the Secured Party.

(i) This Agreement may be executed in any number of counterparts and by the different parties hereto on separate counterparts, and each such counterpart shall be deemed to be an original, but all such counterparts shall together constitute one and the same Agreement. At any time after the date of this Agreement, one or more additional Persons may become parties hereto by executing and delivering to the Secured Party a counterpart of this Agreement together with supplements to the Schedules hereto setting forth all relevant information with respect to such party as of the date of such delivery. Immediately upon such execution and delivery (and without any further action), each such additional Person will become a party to, and will be bound by all the terms of, this Agreement.

(j) THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES (BUT WITH REFERENCE TO SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW, WHICH BY ITS TERMS APPLIES TO THIS AGREEMENT).

(k) Each Party hereby represents and warrants that it has no right to immunity from the service of process or jurisdiction or any judicial proceedings of any competent court or from execution of any judgment or from the execution or enforcement therein of any arbitration decision in respect of any suit, action, proceeding or any other matter arising out of or relating to its obligations under this Agreement or the transactions contemplated hereby, and to the extent that any Party is or becomes entitled to any such immunity with respect to the service of process or jurisdiction or any judicial proceedings of any competent court, and to the extent permitted by law, it does hereby and will irrevocably and unconditionally agree not to plead or claim any such immunity with respect to its obligations or any other matter under or arising out of or in connection with this Agreement or the transactions contemplated hereby.

35	Fourth Security Agreement

(l) EACH PARTY HERETO HEREBY IRREVOCABLY SUBMITS TO THE NONEXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK LOCATED IN THE CITY OF MANHATTAN OR IN THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK FOR PURPOSES OF ALL LEGAL PROCEEDINGS ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY AND IRREVOCABLY AGREES TO BE BOUND BY ANY JUDGMENT RENDERED THEREBY IN CONNECTION WITH SUCH LITIGATION. EACH PARTY HERETO IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF THE VENUE OF ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT AND ANY CLAIM THAT ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. EACH PARTY HERETO HEREBY CONSENTS TO PROCESS BEING SERVED IN ANY SUIT, ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT, OR ANY DOCUMENT DELIVERED PURSUANT HERETO BY THE MAILING OF A COPY THEREOF BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, RETURN RECEIPT REQUESTED, TO ITS RESPECTIVE ADDRESS SPECIFIED AT THE TIME FOR NOTICES UNDER THIS AGREEMENT OR TO ANY OTHER ADDRESS OF WHICH IT SHALL HAVE GIVEN WRITTEN OR ELECTRONIC NOTICE TO THE OTHER PARTIES. THE FOREGOING SHALL NOT LIMIT THE ABILITY OF ANY PARTY HERETO TO BRING SUIT IN THE COURTS OF ANY JURISDICTION.

(m) EACH OF THE PARTIES HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO A TRIAL BY JURY WITH RESPECT TO ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT.

(n) This Agreement may only be amended, waived or otherwise modified by written agreement with the prior written consent of the Secured Party and the Grantors; provided, however, that this Agreement may be supplemented by Joinder Agreements duly executed by the Secured Party and each Grantor directly affected thereby and by updates or supplements to any Schedules, Attachments or Annexes hereto delivered in accordance with this Agreement.

15. Foreign Pledge Agreements.

(a) Notwithstanding anything to the contrary contained herein or in any other Specified Document, in the event that any Collateral is also pledged to the Secured Party to secure the Obligations by any Grantor pursuant to any security, pledge or similar agreement governed by foreign law (a “Foreign Pledge Agreement”) and the provisions of such Foreign Pledge Agreement conflict with the provisions of this Agreement, the applicable Grantor shall comply with the provisions of such Foreign Pledge Agreement and shall not be deemed to have breached any representation or covenant contained herein or in any other Specified Document as a result thereof.

36	Fourth Security Agreement

(b) If Supporting Assets with respect to the GX II Notes or the Flume No. 8 Notes are the subject of a Collateral Disposition at a time when (x) the fair market value of such Supporting Assets is less than (y) the Carrying Value thereof as of the Closing Date (the difference between such amounts beings the “Adjustment Amount”); the relevant Grantors shall be entitled, after consultation with the Secured Party, to reduce the outstanding principal balance of the outstanding GX II Note or the Flume No. 8 Note by the Adjustment Amount; provided that such Collateral Disposition complies with the applicable requirements of the Loan Agreement. Without limiting the foregoing, the relevant Grantors may reduce the outstanding principal balance of a Flume No. 8 Note or GX II Note at any time with the written consent of the Secured Party.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

37	Fourth Security Agreement

IN WITNESS WHEREOF, this Agreement has been duly executed as of the day and year first above written.

RFC ASSET HOLDINGS II, LLC, as Grantor

By:	/s/ Melissa White
Name:	Melissa White
Title:	Assistant Treasurer

S-1	Pledge and Security Agreement

PASSIVE ASSET TRANSACTIONS, LLC, as Grantor

By:	/s/ Melissa White
Name:	Melissa White
Title:	Assistant Treasurer

S-2	Pledge and Security Agreement

RESIDENTIAL CAPITAL, LLC, as Grantor

By:	/s/ John M. Peterson
Name:	John M. Peterson
Title:	Assistant Treasurer

S-3	Pledge and Security Agreement

RESIDENTIAL FUNDING COMPANY, LLC, as Grantor

By:	/s/ Melissa White
Name:	Melissa White
Title:	Assistant Treasurer

S-4	Pledge and Security Agreement

GMAC MORTGAGE, LLC, as Grantor

By:	/s/ Melissa White
Name:	Melissa White
Title:	Assistant Treasurer

S-5	Pledge and Security Agreement

GMAC LLC, as Secured Party

By:	/s/ David C. Walker
Name:	David C. Walker
Title:	Business Unit Treasury Executive

S-6	Pledge and Security Agreement

ACKNOWLEDGEMENTS AND AGREEMENTS

The Senior Debt Agent hereby acknowledges and agrees with the Secured Party that none of the Collateral is subject to the lien created by the Senior Debt Security Documents. The Senior Debt Agent further agrees, upon request of the Secured Party, to take such actions as are reasonably necessary to cause Wells Fargo Bank, N.A., as First Priority Collateral Agent under the Senior Debt Loan Agreement, to confirm that no lien exists with respect to such Collateral pursuant to the Senior Debt Security Documents.

GMAC LLC, as Senior Debt Agent

By:	/s/ David C. Walker
Name:	David C. Walker
Title:	Business Unit Treasury Executive

GMAC LLC, in its capacity as LOC Agent (as defined in the Credit Agreement), Omnibus Agent and lender under the MSR Loan Agreement, hereby consents to the security interests arising under the Pledge and Security Agreement and Irrevocable Proxy to which this Acknowledgement and Agreement is attached.

GMAC LLC, as LOC Agent and Omnibus Agent, lender under the MSR Loan Agreement and in its individual capacity

By:	/s/ David C. Walker
Name:	David C. Walker
Title:	Business Unit Treasury Executive

S-7	Pledge and Security Agreement

SCHEDULE I

TO PLEDGE AND SECURITY AGREEMENT

AND IRREVOCABLE PROXY

GRANTOR INFORMATION

RFC ASSET HOLDINGS II, LLC

Jurisdiction of Formation: Delaware

FEIN: 41-1984034

State organization ID number: 4189232

Chief Executive Office:

One Meridian Crossings, Suite 100

Minneapolis, MN 55423

Principal place of business:

3993 Howard Hughes Parkway

Suite 250

Las Vegas, NV 89169

PASSIVE ASSET TRANSACTIONS, LLC

Jurisdiction of Formation: Delaware

FEIN: 51-0404130

State organization ID number: 3306533

Chief Executive Office/Principal place of business:

1100 Virginia Drive

Fort Washington, PA 19034

RESIDENTIAL FUNDING COMPANY, LLC

Jurisdiction of Formation: Delaware

FEIN: 93-0891336

State organization ID number: 2059477

Chief Executive Office/Principal place of business:

One Meridian Crossings

Suite 100

Minneapolis, MN 55423-3940

Fourth Security Agreement

GMAC MORTGAGE, LLC

Jurisdiction of Formation: Delaware

FEIN: 23-1694840

State organization ID number: 4143873

Chief Executive Office/Principal place of business:

1100 Virginia Drive

Fort Washington, PA 19034-3200

RESIDENTIAL CAPITAL, LLC

Jurisdiction of Formation: Delaware

FEIN: 20-1770738

State organization ID number: 3821622

Chief Executive Office/Principal place of business:

One Meridian Crossings

Suite 100

Minneapolis, MN 55423-3940

Fourth Security Agreement

SCHEDULE II

TO PLEDGE AND SECURITY AGREEMENT

AND IRREVOCABLE PROXY

ADDITIONAL PLACES OF BUSINESS

None.

Fourth Security Agreement

SCHEDULE III

TO PLEDGE AND SECURITY AGREEMENT

AND IRREVOCABLE PROXY

TRADE NAMES; PRIOR LEGAL NAMES; MERGERS

•	Trade Names; Prior Legal Names

RFC ASSET HOLDINGS II, LLC

Prior Names: RFC Asset Holdings II, Inc.

PASSIVE ASSET TRANSACTIONS, LLC

Prior Names: Passive Asset Transactions, Inc.

RESIDENTIAL FUNDING COMPANY, LLC

Prior Names: Residential Funding Corporation

                      RFC Acquisition Corporation

GMAC MORTGAGE, LLC

Prior Names: GMAC Mortgage Corporation

RESIDENTIAL CAPITAL, LLC

Prior Names: Residential Capital Corporation

•	Mergers

GMAC MORTGAGE, LLC

On October 25, 2006, GMAC Mortgage, LLC merged with GMAC Mortgage Corporation.

Fourth Security Agreement

SCHEDULE IV

TO PLEDGE AND SECURITY AGREEMENT

AND IRREVOCABLE PROXY

CERTAIN COLLATERAL

•	Deposit and Securities Accounts – see attached Exhibit A to this Schedule IV.

•	Pledged Shares – see attached Exhibit B to this Schedule IV.

•	Pledged Notes – see attached Exhibit C to this Schedule IV.

•	Pledged Interests – see attached Exhibit D to this Schedule IV.

•	Mortgage Loans- All Pledged Mortgage Loans.

Fourth Security Agreement

EXHIBIT A TO SCHEDULE IV

DEPOSIT AND SECURITIES ACCOUNTS

I.	Deposit Accounts

Account Owner	Financial Institution	Account Number	Account Name

Residential Funding Company, LLC	JPMorgan Chase Bank, N.A.	646926915	Residential Funding Company, LLC re: Provident Funding Assoc PSER

Residential Funding Company, LLC	Wachovia Bank, N.A.	2000045277618	Residential Funding Company, LLC Warehouse Sales Proceeds

RFC Asset Holdings II, LLC	Wachovia Bank, N.A.	2000045278963	RFC Asset Holdings II, LLC fbo GMAC, LLC Collection Account

Passive Asset Transactions, LLC	Wachovia Bank, N.A.	2000045278976	Passive Asset Transactions, LLC fbo GMAC, LLC Collection Account

Fourth Security Agreement

II.	Securities Accounts

Account Owner	Financial Institution	Account Number	Account Name
N/A

Fourth Security Agreement

EXHIBIT B TO SCHEDULE IV

PLEDGED SHARES

Pledged Share Issuer	Common Stock		Beneficial Owner	% of Shares Pledged
	Authorized Shares	Outstanding Shares
N/A

`	Fourth Security Agreement

EXHIBIT C TO SCHEDULE IV

PLEDGED NOTES

Pledged Note Issuer	Pledged Note	Pledged Note Holder

Flume (No. 8) Limited	All Flume No. 8 Notes, including, without limitation, that certain Secured Zero Coupon Discount Note of Flume (No. 8) Limited constituted by and issued pursuant to the Note Issuance Facility Deed dated as of November 14, 2008, and made between Flume (No. 8) Limited, Residential Capital, LLC and Deutsche Trustee Company Limited.	Passive Asset Transactions, LLC

Provident Funding Associates, L.P.	All Provident Warehouse Notes, including, without limitation, that certain Servicing Facility Promissory Note, dated as of June 14, 2007, and issued by Provident Funding Associates, L.P. in favor of RFC.	Residential Funding Company, LLC

First Savings Mortgage Corporation	All First Savings Warehouse Notes, including, without limitation, that certain Promissory Note, dated as of April 1, 2005 and issued by First Savings Mortgage Corporation in favor of RFC.	Residential Funding Company, LLC

Fourth Security Agreement

EXHIBIT D TO SCHEDULE IV

PLEDGED INTERESTS

	Interest		Grantor	% of Interests of Grantor Pledged
Pledged Interest Issuer	Type of Interests	Interests Owned by Grantor

RAHI A, LLC	Member interest	Member interest	RFC Asset Holdings II, LLC	100% of RFC Asset Holdings II, LLC’s equity interest in RAHI A, LLC, constituting 100% of all the member interest in RAHI A, LLC

PATI A, LLC	Member interest	Member interest	Passive Asset Transactions, LLC	100% of Passive Asset Transactions, LLC’s equity interest in PATI A, LLC, constituting 100% of all the member interest in PATI A, LLC

Equity Investment I, LLC	Limited Liability Company	100%	Residential Funding Company, LLC	100% of Residential Funding Company, LLC’s equity interest in Equity Investment I, LLC, constituting 100% of all the member interest in Equity Investment I, LLC

Fourth Security Agreement

SCHEDULE V

TO PLEDGE AND SECURITY AGREEMENT

AND IRREVOCABLE PROXY

BAILMENT COLLATERAL

First Savings Warehouse Note

Provident Warehouse Note

Flume No. 8 Notes

RAHI A, LLC Membership Interest

PATI A, LLC Membership Interest

Fourth Security Agreement

SCHEDULE VI

TO PLEDGE AND SECURITY AGREEMENT

AND IRREVOCABLE PROXY

NOTICE INFORMATION

The Grantors:

RAHI

RFC Asset Holdings II, LLC

One Meridian Crossings

Suite 100

Minneapolis, MN 55423

Attn: John Peterson

Phone: (952) 857-7359

Fax: (952) 921-4230

Email: john.peterson@gmacrescap.com

With copy to:

Residential Capital, LLC

One Meridian Crossings

Suite 100

Minneapolis, MN 55423

Attn: Tammy Hamzehpour, General Counsel

Phone: (952) 857-6415

Fax: (866) 572-7524

Email: Tammy.Hamzehpour@gmacrescap.com

Fourth Security Agreement

PATI

Passive Asset Transactions, LLC

1100 Virginia Drive

Fort Washington, PA 19034

Attention: John Peterson

Phone: (952) 857-7359

Fax: (952) 921-4230

Email: john.peterson@gmacrescap.com

With copy to:

Residential Capital, LLC

One Meridian Crossings

Suite 100

Minneapolis, MN 55423

Attn: Tammy Hamzehpour, General Counsel

Phone: (952) 857-6415

Fax: (866) 572-7524

Email: Tammy.Hamzehpour@gmacrescap.com

RFC

Residential Funding Company, LLC

One Meridian Crossings

Suite 100

Minneapolis, MN 55423

Attn: John Peterson

Phone: (952) 857-7359

Fax: (952) 921-4230

Email: john.peterson@gmacrescap.com

With copy to:

Residential Capital, LLC

One Meridian Crossings

Suite 100

Minneapolis, MN 55423

Attn: Tammy Hamzehpour, General Counsel

Phone: (952) 857-6415

Fax: (866) 572-7524

Email: Tammy.Hamzehpour@gmacrescap.com

Fourth Security Agreement

GMAC MORTGAGE

GMAC Mortgage, LLC

c/o Residential Funding Company, LLC

One Meridian Crossings

Suite 100

Minneapolis, MN 55423

Attn: John Peterson

Phone: (952) 857-7359

Fax: (952) 921-4230

Email: john.peterson@gmacrescap.com

With copy to:

Residential Capital, LLC

One Meridian Crossings

Suite 100

Minneapolis, MN 55423

Attn: Tammy Hamzehpour, General Counsel

Phone: (952) 857-6415

Fax: (866) 572-7524

Email: Tammy.Hamzehpour@gmacrescap.com

RESCAP

Residential Capital, LLC

One Meridian Crossings

Suite 100

Minneapolis, MN 55423

Attn: Tammy Hamzehpour, General Counsel

Phone: (952) 857-6415

Fax: (866) 572-7524

Email: Tammy.Hamzehpour@gmacrescap.com

Fourth Security Agreement

The Secured Party:

GMAC LLC

200 Renaissance Center

Detroit, MI 48265

Attn: David Walker, Business Unit Treasury Executive

Phone: (313) 656-5400

Fax: (313) 656-5401

Email: david.walker@gmacfs.com

With copy to:

William B. Solomon, VP and General Counsel

Phone: (313) 656-6128

Fax: (313) 656-6124

Email: William.b.solomon@gm.com

Fourth Security Agreement

SCHEDULE VII

TO PLEDGE AND SECURITY AGREEMENT

AND IRREVOCABLE PROXY

Form of Joinder Agreement

This JOINDER AGREEMENT, dated as of                     , 20__, is delivered pursuant to Section 14 of the Pledge and Security Agreement and Irrevocable Proxy, dated as of June 1, 2009, among RFC Asset Holdings II, LLC, Passive Asset Transactions and certain of their Affiliates from time to time parties thereto, as Grantors, and GMAC LLC, as Secured Party (as amended, supplemented, restated or otherwise modified from time to time, the “Fourth Pledge and Security Agreement”). Capitalized terms used herein without definition are used as defined in the Fourth Pledge and Security Agreement.

By executing and delivering this Joinder Agreement, the undersigned, as provided in Section 14 of the Fourth Pledge and Security Agreement, hereby becomes a party to the Fourth Pledge and Security Agreement as a Grantor thereunder with the same force and effect as if originally named as a Grantor therein and, without limiting the generality of the foregoing, as collateral security for the prompt and complete payment and performance when due (whether at stated maturity, by acceleration or otherwise) of the Obligations, hereby mortgages, pledges, assigns, transfers and hypothecates to GMAC for the benefit of the Secured Parties, and grants to GMAC for the benefit of the Secured Parties a lien on and security interest in, all of its right, title and interest in, to and under the Collateral of the undersigned described in Annex A hereto and expressly assumes all obligations and liabilities of a Grantor thereunder. The undersigned hereby agrees to be bound as a Grantor for the purposes of the Fourth Pledge and Security Agreement.

The information set forth in Annex B hereto is hereby added to the information set forth in Schedules [I through VI and IX] to the Fourth Pledge and Security Agreement, and such Schedules are hereby deemed updated, supplemented and modified hereby. By acknowledging and agreeing to this Joinder Agreement, the undersigned hereby agrees that this Joinder Agreement may be attached to the Fourth Pledge and Security Agreement and that the Collateral listed on Annex A to this Joinder Amendment shall be and become part of the Collateral referred to or described in Section 2 of the Fourth Pledge and Security Agreement and shall secure all Obligations.

The undersigned hereby represents and warrants that each of the representations and warranties contained in Section 4 of the Fourth Pledge and Security Agreement applicable to it is true and correct on and as the date hereof as if made on and as of such date.

Fourth Security Agreement

IN WITNESS WHEREOF, the undersigned has caused this Joinder Agreement to be duly executed and delivered as of the date first above written.

[ADDITIONAL GRANTOR]

By:
Name:
Title:

ACKNOWLEDGED AND AGREED as of the date first above written: GMAC LLC as Secured Party

By:
Name:
Title:

Fourth Security Agreement

ANNEX A

TO JOINDER AGREEMENT

Description of Collateral

As used in the Joinder Agreement to which this Annex A is attached, the “Collateral” of the Grantor(s) executing this Joinder Agreement shall mean with respect to each such Grantor:

All of such Grantor’s right, title and interest, in, to, and under, whether now or hereafter existing, owned or acquired and wherever located and howsoever created, arising or evidenced, all of the following:

[Describe new pledged collateral, which description should include the provisions of Section 2(d)-(i) of the Security Agreement as they relate to the new pledged collateral]

The Grantors shall, from time to time, execute and deliver to the Secured Party, as the Secured Party may reasonably request, all such supplements and amendments hereto and all such financing statements, continuation statements, instruments of further assurance and other instruments, and shall take such other action as the Secured Party reasonably deems necessary or advisable to ensure a perfected security interest in all or any portion of the Collateral.

Fourth Security Agreement

ANNEX B

TO JOINDER AGREEMENT

Updated Information to Schedules I-VI and IX

to Pledge and Security Agreement and Irrevocable Proxy

Fourth Security Agreement

SCHEDULE VIII

TO PLEDGE AND SECURITY AGREEMENT

AND IRREVOCABLE PROXY

Form of Notice of Additional Collateral

This NOTICE, dated as of                     , 20__, is delivered pursuant to Section 14 of the Pledge and Security Agreement and Irrevocable Proxy, dated as of June 1, 2009, among RFC Asset Holdings II, LLC, Passive Asset Transactions, LLC and certain of their Affiliates from time to time parties thereto, as Grantors, and GMAC LLC, as Secured Party (as amended, supplemented, restated or otherwise modified from time to time, the “Fourth Pledge and Security Agreement”). Capitalized terms used herein without definition are used as defined in the Fourth Pledge and Security Agreement.

By executing and delivering this Notice, the undersigned, as collateral security for the prompt and complete payment and performance when due (whether at stated maturity, by acceleration or otherwise) of the Obligations, hereby mortgages, pledges, assigns, transfers and hypothecates to GMAC for the benefit of the Secured Parties, and grants to the GMAC for the benefit of the Secured Parties a lien on and security interest in, all of its right, title and interest in, to and under the Collateral of the undersigned described in Annex A hereto.

The undersigned hereby represents and warrants that each of the representations and warranties contained in Section 4 of the Fourth Pledge and Security Agreement applicable to it is true and correct on and as the date hereof as if made on and as of such date.

The information set forth in Annex B hereto is hereby added to the information set forth in Schedules [IV, V and IX] to the Fourth Pledge and Security Agreement, and such Schedules are hereby deemed updated, supplemented and modified hereby. The undersigned hereby agrees that the Collateral listed on Annex A to this Notice shall be and become part of the Collateral referred to or described in Section 2 of the Fourth Pledge and Security Agreement and shall secure all Obligations.

Fourth Security Agreement

IN WITNESS WHEREOF, the undersigned has caused this Notice to be duly executed and delivered as of the date first above written.

[GRANTOR]

By:
Name:
Title:

ACKNOWLEDGED AND AGREED as of the date first above written: GMAC LLC as Secured Party

By:
Name:
Title:

Fourth Security Agreement

ANNEX A

TO NOTICE

Description of Collateral

As used in the Notice to which this Annex A is attached, the “Collateral” of the Grantor(s) executing this Notice shall mean with respect to each such Grantor:

All of such Grantor’s right, title and interest, in, to, and under, whether now or hereafter existing, owned or acquired and wherever located and howsoever created, arising or evidenced, all of the following:

[Describe new pledged collateral, which description should include the provisions of Section 2(d)-(i) of the Security Agreement as they relate to the new pledged collateral]

The Grantors shall, from time to time, execute and deliver to the Secured Party, as the Secured Party may reasonably request, all such supplements and amendments hereto and all such financing statements, continuation statements, instruments of further assurance and other instruments, and shall take such other action as the Secured Party reasonably deems necessary or advisable to ensure a perfected security interest in all or any portion of the Collateral.

Fourth Security Agreement

ANNEX B

TO NOTICE

Updated Information to Schedule IV-V and IX

to Pledge and Security Agreement and Irrevocable Proxy

Fourth Security Agreement

SCHEDULE IX

TO PLEDGE AND SECURITY AGREEMENT

AND IRREVOCABLE PROXY

COMMERCIAL TORT CLAIMS

None.

Fourth Security Agreement

SCHEDULE X

TO PLEDGE AND SECURITY AGREEMENT

AND IRREVOCABLE PROXY

DERIVATIVE AGREEMENTS

Master Forward Agreement:

Master Securities Forward Trade Agreement, dated as of March 18, 2009, by and between GMAC Investment Management, LLC and GMAC Mortgage, LLC, together with all Annexes and other agreements and documents expressed to be part of such agreement, as such agreement may be amended, supplemented, restated or otherwise modified from time to time.

GMAC Mortgage Swap:

ISDA Master Agreement, dated as of March 18, 2009, by and between GMAC Investment Management, LLC and GMAC Mortgage, LLC, including the related Schedule, each Confirmation, the Credit Support Annex and any Credit Support Document, as such agreement may be amended, supplemented, restated or otherwise modified from time to time.

RFC Swap:

ISDA Master Agreement, dated as of March 18, 2009, by and between GMAC Investment Management, LLC and Residential Funding Company, LLC, including the related Schedule, each Confirmation, the Credit Support Annex and any Credit Support Document, as such agreement may be amended, supplemented, restated or otherwise modified from time to time.

ResCap Swap:

ISDA Master Agreement, dated as of March 18, 2009, by and between GMAC Investment Management, LLC and Residential Capital, LLC, including the related Schedule, each Confirmation, the Credit Support Annex and any Credit Support Document, as such agreement may be amended, supplemented, restated or otherwise modified from time to time.

Fourth Security Agreement